                            STOCK PURCHASE AGREEMENT

                                  BY AND AMONG

                          FHP INTERNATIONAL CORPORATION

                                       AND

                     TALBERT MEDICAL MANAGEMENT CORPORATION,

                                ON THE ONE HAND,

                                       AND

                                KATHRYN M. ADAIR,

                                GLORIA L. AUSTIN,

                            WILLIAM P. BRACCIODIETA,

                             LARRY L. GEORGOPOLOUS,

                            GARY E. GOLDSTEIN, M.D.,

                               RICHARD D. JACOBS,

                                 R. JUDD JESSUP,

                               JACK D. MASSIMINO,

                               BARBARA C. MCNUTT,

                                 KENNETH S. ORD,

                             WESTCOTT W. PRICE III,

                                WALTER R. STONE,

                               MARGARET VAN METER,

                                       AND

                              MICHAEL J. WEINSTOCK,

                                ON THE OTHER HAND



                                 March 15, 1996


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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

     1.   Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
          1.1    Accounting Terms. . . . . . . . . . . . . . . . . . . . . .   2
          1.2    Terms Generally . . . . . . . . . . . . . . . . . . . . . .   2

     2.   Purchase and Sale of Stock . . . . . . . . . . . . . . . . . . . .   2
          2.1    Purchase and Sale . . . . . . . . . . . . . . . . . . . . .   2
          2.2    Closing and Closing Date. . . . . . . . . . . . . . . . . .   3

     3.   Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
          3.1    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
          3.2    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

     4.   Additional Securities. . . . . . . . . . . . . . . . . . . . . . .   4

     5.   FHP Options to Purchase. . . . . . . . . . . . . . . . . . . . . .   4
          5.1    Options Related to Termination of Employment. . . . . . . .   4
          5.2    Unrestricted Option . . . . . . . . . . . . . . . . . . . .   4
          5.3    Performance Options . . . . . . . . . . . . . . . . . . . .   5
          5.4    Mechanics of Option Exercise. . . . . . . . . . . . . . . .   6
          5.5    Certain Adjustments . . . . . . . . . . . . . . . . . . . .   7

     6.   Drag-Along Rights and Tag-Along Rights . . . . . . . . . . . . . .   7
          6.1    Drag-Along Rights . . . . . . . . . . . . . . . . . . . . .   7
          6.2    Tag-Along Rights. . . . . . . . . . . . . . . . . . . . . .   8
          6.3    Same Terms and Conditions . . . . . . . . . . . . . . . . .   8

     7.   Registration Rights. . . . . . . . . . . . . . . . . . . . . . . .   8
          7.1    Certain Definitions . . . . . . . . . . . . . . . . . . . .   8
          7.2    Incidental Registration . . . . . . . . . . . . . . . . . .   9
                 (a)  Right to Include Registrable Securities. . . . . . . .   9
                 (b)  Priority in Incidental Registrations . . . . . . . . .   9
                 (c)  Seller Information; Suspension . . . . . . . . . . . .   9
          7.3    Underwritten Offerings; Lockup. . . . . . . . . . . . . . .  10
          7.4    Indemnification/Indemnification Agreements. . . . . . . . .  10
          7.5    Termination of Registration Rights. . . . . . . . . . . . .  10
          7.6    Registration Expenses . . . . . . . . . . . . . . . . . . .  11

     8.   Withholding. . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

     9.   Representations, Warranties and Agreements . . . . . . . . . . . .  11
          9.1    Authorization . . . . . . . . . . . . . . . . . . . . . . .  11
          9.2    Investment Representations. . . . . . . . . . . . . . . . .  11
          9.3    Legends; Stop Transfer. . . . . . . . . . . . . . . . . . .  13

     10.  Certain Covenants. . . . . . . . . . . . . . . . . . . . . . . . .  14
          10.1   Right of First Refusal. . . . . . . . . . . . . . . . . . .  14


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     11.  Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . . . .  16
          11.1   Remedies. . . . . . . . . . . . . . . . . . . . . . . . . .  16
          11.2   Attorneys' Fees . . . . . . . . . . . . . . . . . . . . . .  16
          11.3   Notices . . . . . . . . . . . . . . . . . . . . . . . . . .  16
          11.4   No Third Party Beneficiaries. . . . . . . . . . . . . . . .  18
          11.5   Assignment by FHP . . . . . . . . . . . . . . . . . . . . .  18
          11.6   Time is of the Essence. . . . . . . . . . . . . . . . . . .  18
          11.7   Entire Agreement; Amendments. . . . . . . . . . . . . . . .  18
          11.8   Severability. . . . . . . . . . . . . . . . . . . . . . . .  19
          11.9   Counterparts. . . . . . . . . . . . . . . . . . . . . . . .  19
          11.10  Governing Law . . . . . . . . . . . . . . . . . . . . . . .  19
          11.11  Waiver of Jury Trials; Consent to Jurisdiction. . . . . . .  19
          11.12  Waiver. . . . . . . . . . . . . . . . . . . . . . . . . . .  19

                            STOCK PURCHASE AGREEMENT


          THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made and entered into as of March 15, 1996, by and among FHP International Corporation, a Delaware corporation ("FHP"), Talbert Medical Management Corporation, a Delaware corporation (the "Company"), Kathryn M. Adair ("Adair"), Gloria L. Austin ("Austin"), William P. Bracciodieta ("Bracciodieta"), Larry L. Georgopolous ("Georgopolous"), Gary E. Goldstein, M.D. ("Goldstein"), Richard D. Jacobs ("Jacobs"), R. Judd Jessup ("Jessup"), Jack D. Massimino ("Massimino"), Barbara
C. McNutt ("McNutt"), Kenneth S. Ord ("Ord"), Westcott W. Price III ("Price"), Walter R. Stone ("Stone"), Margaret Van Meter ("Van Meter"), and Michael J. Weinstock ("Weinstock"). In this Agreement, Adair, Austin, Bracciodieta, Georgopolous, Goldstein, Jacobs, Jessup, Massimino, McNutt, Ord, Price, Stone, Van Meter and Weinstock are referred to individually as a "Management Investor" and collectively as the "Management Investors."

          A. WHEREAS, FHP has formed the Company to function as a physician practice management company to provide practice management services to certain professional corporations; and

          B. WHEREAS, FHP has acquired 9,100,000 shares of the Class A Voting Common Stock of the Company, par value $.01 (one cent) per share (the "Class A Common Stock"), which shares of Class A Common Stock comprise all of the issued and outstanding shares of Class A Common Stock of the Company, for consideration in the amount of $91,000.00; and

          C. WHEREAS, the Company and FHP regard the services provided to the Company by the Management Investors as valuable to the Company and FHP, and have determined that it would be to the advantage and in the best interests of the Company and FHP to provide for the issuance of shares of Class B Common Stock of the Company, par value $.01 (one cent) per share (the "Class B Common Stock," with the Class A Common Stock and the Class B Common Stock collectively referred to herein as the "Common Stock"), to the Management Investors as provided for in this Agreement (i) as an inducement to remain in the service of the Company and FHP, and (ii) as an incentive for increased efforts during such service; and

          D. WHEREAS, FHP desires to provide for the issuance of shares of Class B Common Stock of the Company to the Management Investors, and the Management Investors wish to acquire such shares from the Company, all on the terms and subject to the conditions set forth in this Agreement.

          NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Agreement mutually agree as follows:

     1.   DEFINITIONS.

          1.1 ACCOUNTING TERMS. In this Agreement, "GAAP" means generally accepted accounting principles, consistently applied. All accounting terms not specifically defined herein shall be construed in accordance with GAAP.

          1.2 TERMS GENERALLY. The definitions in this Agreement shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation" if such phrase does not actually appear. The headings of Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. Unless the context shall otherwise require, any reference to any agreement or other instrument or statute or regulation is to it as amended and supplemented from time to time (and, in the case of a statute or regulation, to any successor provision). Any reference in this Agreement to a "day" or a number of "days" (without the explicit qualification of "business") shall be interpreted as a reference to a calendar day or number of calendar days. If any action or notice is to be taken or given on or by a particular calendar day, and such calendar day is not a business day, then such action or notice shall be deferred until, or may be taken or given, on the next business day.

     2.   PURCHASE AND SALE OF STOCK.

          2.1 PURCHASE AND SALE. Subject to the terms and conditions of this Agreement, each of the Management Investors, severally and not jointly, agrees to purchase, and FHP agrees to cause the Company to, and the Company agrees to, issue, sell and transfer to each of the Management Investors, severally and not jointly, at the Closing (as defined below), for consideration in the amount of $.01 (one cent) per share, the following: as to each such Management Investor, the number of shares of the Class B Common Stock of the Company (the "Stock") set forth in that certain schedule signed by each of FHP, the Company, and such Management Investor (each, a "Management Investor Schedule"). The aggregate number of shares of Stock issued to the Management Investors shall be 900,000, and the Stock issued to the Management Investors, collectively, initially shall comprise 9% of the total outstanding Common Stock of the Company (the "Management Stock"). Stock certificates evidencing the Management Stock, in addition to blank stock powers executed by each Management Investor, initially shall be held by the Assistant Secretary of FHP (the "Escrow Holder"), and shall continue to be held by the Escrow Holder for the periods set forth in Section 3 below, subject to the rights and limitations set forth in this Agreement. All shares of Management Stock shall be fully paid and nonassessable shares. Except as otherwise provided in this Agreement, each Management Investor shall have all rights of a shareholder with respect to the Management Stock, including rights to vote, to receive dividends (including stock dividends), to participate in stock splits or other recapitalizations, and to exchange such shares in a merger, consolidation or other reorganization or exchange of shares.

          2.2 CLOSING AND CLOSING DATE. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place on the date ten (10) days following the date of the execution of this Agreement.

     3. RESTRICTIONS. Subject to other limitations contained in this Agreement, the Management Investors shall not have any right to sell, give, pledge, hypothecate or otherwise transfer or dispose of any Management Stock (the "Restrictions") until the Restrictions lapse as provided in this Section 3. Prior to the lapse of the Restrictions, and subject to the provisions of
Section 3.1 below, the Management Stock shall continue to be held in escrow by the Escrow Holder and shall be deemed to be "Restricted Securities." The Restrictions shall lapse, and the Management Stock (and a proportional amount of any Additional Securities (as defined herein)) shall vest, during the period commencing on the date of the Closing and ending on July 1, 1999 (the "Vesting Period") as follows:

          3.1 The Restrictions imposed on the Restricted Securities under this Section 3 shall lapse as to 25% of the shares of the Management Stock issued to each Management Investor on July 1 of each year during the Vesting Period. Upon the lapse of the Restrictions on shares of the Management Stock, such shares shall cease to be Restricted Securities. Within thirty (30) days after the lapse of the Restrictions on shares of the Management Stock, the Escrow Holder shall, upon receiving confirmation from the Company that the Management Investor's withholding obligations, if any, under Section 8 of this Agreement have been satisfied, transmit to the Management Investor the certificates evidencing those shares of Management Stock with respect to which the Restrictions have lapsed; PROVIDED, HOWEVER, that certificates representing shares of Management Stock which are subject to a Performance Purchase Option under Section 5.3, below, shall not be released from escrow until such time as the applicable Performance Purchase Option has expired without having been exercised.

          3.2 The occurrence of a change in control of the Company or FHP shall not be an event which causes Restrictions imposed upon and remaining applicable to Management Stock to terminate.


     4. ADDITIONAL SECURITIES. Any securities received as the result of ownership of Restricted Securities ("Additional Securities"), including, without limitation, securities received as a stock dividend or stock split, or as a result of a merger, consolidation, recapitalization or reorganization, shall be held by the Escrow Holder in the same manner and subject to the same conditions as the Restricted Securities with respect to which they were issued. Each Management Investor shall be entitled to direct the Escrow Holder to exercise any warrant or option received as Additional Securities upon supplying the funds necessary to do so, in which event the securities so purchased shall constitute Additional Securities. In the event any Restricted Securities or Additional Securities consist of a security by its terms or otherwise convertible or exchangeable for another security at the election of the holder thereof, each Management Investor may exercise any such right or conversion or exchange, and any securities so acquired shall be deemed Additional Securities.

     5. FHP OPTIONS TO PURCHASE. Notwithstanding the foregoing, the Management Stock held by the Management Investors shall be subject to the following terms:

          5.1 OPTIONS RELATED TO TERMINATION OF EMPLOYMENT. Prior to the lapse of the Restrictions on any Restricted Securities, and upon such time as a Management Investor ceases to be employed by one of the Company, FHP, or an Affiliate (as defined below) of FHP, FHP shall have the option to purchase from such Management Investor, and such Management Investor shall be obligated to sell to FHP, for consideration in the amount of $.01 (one cent) per share (subject to Section 5.5, below), all or any portion of such Restricted Securities (including any Additional Securities issued in respect of such Restricted Securities) at the date of such termination of employment. As used herein, an "Affiliate" of a Person (as defined in Section 9.2(a), below) shall mean a Person controlling, under common control with or controlled by such Person.

          5.2 UNRESTRICTED OPTION. At any time prior to October 1, 1999, FHP shall have the option to purchase from any Management Investor(s), and such Management Investor(s) shall be obligated to sell to FHP, any or all of the Management Stock, together with any Additional Securities issued in respect of such Management Stock, of such Management Investor(s), at a price per share of $30.00 (subject to Section 5.5, below).


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

          5.3 PERFORMANCE OPTIONS. FHP shall have the option to purchase from any Management Investor(s), and such Management Investor(s) shall be obligated to sell to FHP, for consideration in the amount of $.01 (one cent) per share (subject to Section 5.5, below), certain amounts of the Management Stock, together with any Additional Securities issued in respect of such Management Stock, under the following circumstances (the "Performance Purchase Options"):

                 (a) If the Company fails to meet the Financial Goal, as adjusted, for the fiscal year 1996, as approved by the Audit Committee of FHP's Board of Directors (the "Audit Committee") in accordance with the procedures outlined in Section 5.3(d) below, FHP shall have the option to purchase from each Management Investor that portion of the Management Stock with respect to which the Restrictions lapsed on July 1, 1996 comprising 20% of the total amount of such Management Stock.

                 (b) If the Company fails to meet the Financial Goal, as adjusted, for the fiscal year 1997, as approved by the Audit Committee in accordance with the procedures outlined in Section 5.3(d) below, FHP shall have the option to purchase from each Management Investor that portion of the Management Stock with respect to which the Restrictions lapsed on July 1, 1997 comprising 20% of the total amount of such Management Stock.

                 (c) If the Company fails to meet the Financial Goal, as adjusted, for the fiscal year 1998, as approved by the Audit Committee in accordance with the procedures outlined in Section 5.3(d) below, FHP shall have the option to purchase from each Management Investor up to an additional 20% of the total amount of Management Stock pursuant to the following formula: for every $100,000 below the amount which is $4 million below the Financial Goal, FHP shall have the option to purchase from each Management Investor 0.5% of the total amount of such person's Management Stock. For example, if the Company's fiscal year 1998 results are $7 million below the Financial Goal for the fiscal year 1998, FHP may purchase additionally that portion of the Management Stock with respect to which the Restrictions lapsed on July 1, 1998 comprising 15% of the total amount of such Management Stock.

                 (d) The Financial Goals for the fiscal years 1996, 1997 and 1988 shall be as approved by the Audit Committee in accordance with the following guidelines: The Financial Goal for fiscal year 1996 will be a pretax loss of $21,784,000 (after allocation of FHP corporate charges and after net interest income or expense). This pretax loss assumes that the Fountain Valley Hospital, Salt Lake City

     Hospital, and Westminster subacute facility (collectively the "Hospitals") were sold on July 1, 1995. The Financial Goal for fiscal year 1996 will be adjusted to reflect the following: (i) an adjustment will be made to include the budget of daily operating expenses for every day the Hospitals are not sold during the fiscal year (the daily expenses to be added to budget are as follows: Fountain Valley - $35,271, Utah Hospital - $21,271, and Westminster subacute - $10,000); (ii) an adjustment will be made to reflect interest on any debt incurred in connection with the formation of the Company or lease expenses in excess of depreciation for assets leased from FHP or its subsidiaries. The Financial Goal for fiscal year 1997 will be equivalent to the Financial Goal for fiscal year 1996 (a pretax loss of $21,784,000) adjusted to reflect (x) the annual impact of adjustments under clause (ii) above and (y) an improvement of $20,000,000. The Financial Goal for fiscal year 1998 will be the Financial Goal for fiscal year 1997 plus an improvement of $20,000,000. The determination of the Financial Goal for fiscal year 1996 will be approved by the Audit Committee, and the initial determination of the Financial Goals for fiscal year 1997 and 1998 will be approved by the Audit Committee prior to July 1, 1996, and July 1, 1997, respectively. The Audit Committee may, in its sole discretion exercised in good faith, adjust the Financial Goals if it determines that such adjustment is necessary or desirable to accomplish the purposes of this Agreement. The determination as to whether the Company has met the Financial Goal for any particular fiscal year shall be made by the Audit Committee within 90 days after the end of such fiscal year (as to each fiscal year, the "Determination Date"). The determinations of the Audit Committee shall be conclusive and binding upon the parties in all respects.

          5.4    MECHANICS OF OPTION EXERCISE.

                 (a) An option granted under Sections 5.1 or 5.2 hereof shall be exercised by FHP upon 30 days' prior written notice to such effect to the Management Investor(s) whose shares are subject to the option.

                 (b) With respect to each Performance Purchase Option granted under Section 5.3 hereof, FHP shall have 90 days from the Determination Date for such fiscal year within which to exercise the Performance Purchase Option for that fiscal year.

                 (c) In the event that an option under this Section 5 is exercised, the total purchase price for such shares shall be paid by bank check at the time the certificate or certificates evidencing the shares involved are delivered. Delivery of the certificate or certificates evidencing the shares involved, properly endorsed, shall be made, against payment therefor, immediately after the date of exercise of the option granted under this Section 5, or such other time as may be agreed upon by the parties to such transaction.

          5.5 CERTAIN ADJUSTMENTS. The Audit Committee may, in its sole discretion exercised in good faith, adjust the number of shares of Management Stock that may be purchased by FHP at any time upon the exercise of the options provided in this Section 5, and the purchase price per share pursuant thereto, if it determines that such adjustment is equitably required to prevent the dilution or enlargement of the rights of FHP or the Management Investors, as appropriate, that otherwise would result from any stock dividend, stock split, combination of shares, recapitalization or other change in capital structure of the Company, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase securities, or any other corporate transaction or event having an effect similar to any of the foregoing.

     6.   DRAG-ALONG RIGHTS AND TAG-ALONG RIGHTS.  The provisions of this
Section 6 shall expire at such time as there has been sold or distributed to the public in a spin-off or in one or more underwritten public offerings pursuant to one or more Registration Statements (as defined in Section 7) filed with, and declared effective by, the Commission under the Securities Act (both as defined in Section 7) an aggregate number of shares of the Common Stock of the Company equal to at least twenty percent (20%) of the Common Stock of the Company outstanding after the last such public offering.

          6.1 DRAG-ALONG RIGHTS. If FHP proposes a transaction which would involve the sale or other transfer for consideration by FHP of an amount of shares of Common Stock of the Company, which, if completed, would result in a person or entity (other than FHP or its direct or indirect subsidiaries or affiliates) acquiring 80% or more of the shares of the outstanding Common Stock of the Company held by FHP (a "Proposed Transaction"), then FHP shall give written notice (a "Transaction Notice") to the Management Investors describing the material terms of the Proposed Transaction. FHP shall be entitled to require each Management Investor to include in such Proposed Transaction all of such Management Investor's shares of Management Stock; PROVIDED, HOWEVER, that no Management Investor shall be required to enter into any Proposed Transaction pursuant to this Section 6.1 unless the terms and conditions of the Proposed Transaction provide that either (a) such Management Investor will not be required to participate in any indemnification of the buyer or buyers, or (b) if such Management Investor will participate in such indemnification, (i) such Management Investor's liability will be several and not joint and several, and (ii) such Management Investor's liability will be capped at the market value, determined at the time of receipt, of the net pre-tax proceeds to be received by such Management Investor pursuant to the terms of the Proposed Transaction.

          6.2 TAG-ALONG RIGHTS. In connection with any Proposed Transaction, each Management Investor shall have a right to include in such Proposed Transaction up to the number of shares of Management Stock computed by multiplying (i) the total number of shares of Common Stock of the Company proposed to be sold or otherwise disposed of by FHP pursuant to the Proposed Transaction by (ii) a fraction, the numerator of which shall equal the aggregate number of shares of Management Stock owned by such Management Investor and which are no longer subject to the Restrictions provided for in Section 3 or the Performance Options provided for in Section 5.3 as of the close of business on the day immediately preceding the date of the Transaction Notice and the denominator of which shall equal the sum of the aggregate number of shares of the Common Stock of the Company issued and outstanding on a fully diluted basis on such date. Any Management Investor desiring to exercise his or her tag-along right must deliver a written notice of exercise to FHP within 10 days after the date FHP gives the Transaction Notice to such Management Investors.

          6.3 SAME TERMS AND CONDITIONS. In the case of both the drag-along rights described in Section 6.1 and the tag-along rights described in
     Section 6.2, a sale of Management Stock by a Management Investor shall be at the same price per share (in both amount and purchase medium) applicable to the sale of the shares of Common Stock of the Company by FHP and otherwise shall be on terms and conditions at least as favorable as those applicable to FHP.

     7.   REGISTRATION RIGHTS.

          7.1 CERTAIN DEFINITIONS. As used in this Section 7 and elsewhere in this Agreement, the following terms shall have the following respective meanings: (a) "Commission" shall mean the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act; (b) "Exchange Act" shall mean the Securities Exchange Act of 1934, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time;
     (c) "Registrable Securities" shall mean all Management Stock and Additional Securities held by the Management Investors which are no longer subject to the restrictions specified in Section 3 or the purchase options granted to FHP under Section 5; (d) "Securities Act" shall mean the Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time; and (e) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

          7.2    INCIDENTAL REGISTRATION.

                 (a) RIGHT TO INCLUDE REGISTRABLE SECURITIES. If the Company proposes to register any of its Common Stock under the Securities Act (other than by a registration on Form S-4 or S-8 or any successor or similar forms or filed in connection with an exchange offer or any offering of securities solely to the Company's existing stockholders), whether or not for sale for its own account, the Company will each such time give written notice thereof to all Management Investors and, upon the written request of any Management Investor made within 20 days after the receipt of any such notice, the Company will use its best efforts to effect the registration under the Securities Act of the Registrable Securities for which the Management Investor(s) has requested registration thereof; PROVIDED, HOWEVER, that if the Company shall determine for any reason (i) not to register such securities, then the Company shall be relieved of its obligation to use best efforts to effect registration of the Registrable Securities, or (ii) to delay registration of such securities, then the Company shall be permitted to delay registering any Registrable Securities.

                 (b) PRIORITY IN INCIDENTAL REGISTRATIONS. If a registration pursuant to this Section 7 involves an underwritten offering, and the managing underwriter shall advise the Company that, in its opinion, the number of securities requested and otherwise proposed to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the Company, the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, (i) first, all securities proposed to be sold by the Company, (ii) second, all securities proposed to be sold by FHP, and (iii) third, the number of Registrable Securities requested to be included in such registration by the Management Investors and securities of other persons requested to be included in such registration that, in the opinion of such managing underwriter, can be sold, such amount to be allocated among all such Management Investors and other persons pro rata based upon the respective number of securities each such person has requested to be included in such registration.

                 (c) SELLER INFORMATION; SUSPENSION. The Company may require each seller of Registrable Securities to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request. Notwithstanding any other provision of this Agreement, the Management Investors understand that there may be periods during which the Company may determine, in good faith, that it is in the best interest of the Company and its stockholders to defer disclosure of any material facts regarding the Company business which the Company requires for reasonable business purposes to remain confidential (collectively, "Non-Public Information"), until such information has reached a more advanced stage and that during such periods sales of Registrable Securities and the effectiveness of any registration statement covering Registrable Securities may be suspended or delayed.
     Each Management Investor agrees by acquisition of such Registrable Securities that upon receipt of any notice from the Company of (i) the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, or (ii) the development of any Non-Public Information, then such Management Investor will forthwith discontinue such Management Investor's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities.

          7.3    UNDERWRITTEN OFFERINGS; LOCKUP.

                 In connection with any distribution by one or more underwriters of the Company's securities registered pursuant to this Section 7, to the extent not inconsistent with applicable law, each Management Investor agrees as a condition to such Management Investor's rights under this Agreement not to effect any public sale or distribution of any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act (or any similar provision then in force), during such period as may be agreed to between the Company and the underwriters, except as part of such underwritten registration.

          7.4 INDEMNIFICATION/INDEMNIFICATION AGREEMENTS. Notwithstanding the foregoing, the Company may require, as a condition to including any Management Investor's Registrable Securities in any registration statement filed pursuant to this Sections 7, that each Management Investor who has requested that his or her Registrable Securities be included in such registration statement enter into an indemnification agreement with the Company on terms and conditions customary for indemnification agreements in connection with transactions of this type.

          7.5 TERMINATION OF REGISTRATION RIGHTS. The registration rights granted to the Management Investors pursuant to this Section 7 shall terminate:
(a) As to any particular Registrable Securities, at the time that such Registrable Securities can be sold by the Management Investor holding such Registrable Securities pursuant to Rule 144 or successor rules without the necessity for registration; (b) Upon transfer by the Management Investor of such Registrable Securities; and (c) In any event, ten years from the date of this Agreement.

          7.6 REGISTRATION EXPENSES. All expenses incurred by the Company incident to the Company's performance of or compliance with this Section 7, including, without limitation, all registration and filing fees, fees and expenses of compliance with state securities or blue sky laws, printing expenses and fees and disbursements of counsel for the Company and all independent public accountants (including the expenses of any audit), but excluding underwriting commissions, and discounts and expenses agreed to be paid to underwriters (all such expenses being herein called "Registration Expenses"), shall be borne by the Company.

          8. WITHHOLDING. The Management Investors acknowledge that the Company may withhold compensation (in cash, or, at the Company's option, in stock) to satisfy all applicable federal, state, and local income, employment and other tax withholding requirements.

          9.    REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

          9.1 AUTHORIZATION. FHP and each Management Investor represent and warrants that this Agreement, when executed and delivered by each of them, will constitute a valid and legally binding obligation of each of them, enforceable against each of them in accordance with its terms.

          9.2   INVESTMENT REPRESENTATIONS.

                 (a) This Agreement is made with the Management Investors in reliance upon each Management Investor's representation to the Company and to FHP, which by such Management Investor's execution and delivery hereof each Management Investor hereby confirms, that the shares of the Management Stock to be received by such Management Investor will be acquired for investment for such Management Investor's own account, not as a nominee or agent, and not with a view to the sale in connection with a public distribution of any part thereof; and (ii) such Management Investor has no present intention of selling, granting a participation in or otherwise distributing, and does not have any contract, undertaking, agreement or arrangement with any natural person, corporation, partnership, association or other entity ("Person") to sell, transfer or grant a participation to such Person, or to any third Person, with respect to any of the shares of the Management Stock.

                 (b) Each Management Investor understands that the Management Stock has not been registered under the Securities Act on the ground that the sale and the issuance of Management Stock hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof and regulations issued thereunder, and that FHP's and the Company's reliance on such exemption is predicated on the Management Investors' representations set forth herein.

                 (c) Each Management Investor represents that such Management Investor is an executive officer or director of the Company or FHP. Each Management Investor further represents that, during the course of the transaction and prior to such Management Investor's purchase of shares of the Management Stock, such Management Investor had access to, the opportunity to ask questions of, and receive answers from, representatives of FHP and the Company concerning the terms and conditions of the offering and to obtain additional information (to the extent FHP or the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to such Management Investor or to which such Management Investor had access.

                 (d) Each Management Investor has relied solely on its own investigations in making a decision to purchase the Management Stock, and has received no representation or warranty from FHP or the Company, or any of the affiliates, employees or agents of either.

                 (e) Each Management Investor understands that the Management Stock may not be sold, transferred or otherwise disposed of without registration or qualification under the Securities Act and the California Corporate Securities Law of 1968, as amended (the "CSL") or pursuant to an exemption therefrom, and that in the absence of an effective registration statement and permit covering the Management Stock or an available exemption from registration under the Securities Act and qualification under the CSL, the Management Stock must be held indefinitely. Each Management Investor represents that, in the absence of such an effective registration statement and permit covering the Management Stock, such Management Investor will sell, transfer or otherwise dispose of the Management Stock only in a manner consistent with his or its representations set forth herein and then only in accordance with the provisions of this Agreement and applicable laws and regulations.

                 (f) Each Management Investor agrees that, except as specifically contemplated hereunder, in no event will such Management Investor transfer or dispose of any of the Management Stock other than pursuant to an effective registration statement under the Securities Act, unless and until (i) there is compliance with all requirements contained in other sections of this Agreement; (ii) the Management Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the disposition; (iii) if requested by the Company, at the expense of the Management Investor or transferee, such Management Investor shall have furnished to the Company an opinion of counsel, reasonably satisfactory to the Company, to the effect that such transfer may be consummated without registration under the Securities Act; and (iv) the transferee executes and delivers an assumption agreement, in form and substance satisfactory to FHP, by which the transferee assumes all obligations of a Management Investor under this Agreement.

          9.3    LEGENDS; STOP TRANSFER.

                 (a) All certificates for shares of the Stock shall bear a legend in substantially the following form:

                 THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT IN COMPLIANCE WITH SUCH ACT AND LAWS.

                 THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE NOT TRANSFERABLE, EXCEPT IN ACCORDANCE WITH THE PROCEDURES AND RESTRICTIONS SET FORTH IN THE CERTIFICATE OF INCORPORATION AND THE STOCK PURCHASE AGREEMENT DATED AS OF _________, 1996 AMONG THE COMPANY, FHP INTERNATIONAL CORPORATION ("FHP"), KATHRYN M. ADAIR, GLORIA L. AUSTIN, WILLIAM P. BRACCIODIETA, LARRY L. GEORGOPOLOUS, GARY E. GOLDSTEIN, M.D., RICHARD D. JACOBS, R. JUDD JESSUP, JACK D. MASSIMINO, BARBARA C. MCNUTT, KENNETH S. ORD, WESTCOTT W. PRICE III, R. WALTER R. STONE, MARGARET VAN MATER, AND MICHAEL J. WEINSTOCK (THE "STOCK PURCHASE AGREEMENT"), INCLUDING BUT NOT LIMITED TO FHP'S OPTION TO PURCHASE THE SECURITIES REPRESENTED BY THIS CERTIFICATE PURSUANT TO SECTION 5.2 THEREOF. COPIES OF THE STOCK PURCHASE AGREEMENT ARE FILED AT THE PRINCIPAL OFFICE OF THE COMPANY AND ARE

                 AVAILABLE TO ANY HOLDER WITHOUT CHARGE UPON WRITTEN REQUEST THEREFOR. ANY PURPORTED TRANSFER IN VIOLATION OF SUCH RESTRICTIONS SHALL BE VOID AND OF NO EFFECT. AS USED HEREIN, "TRANSFER" SHALL MEAN SALE, EXCHANGE, ASSIGNMENT, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF ANY INTEREST IN A SHARE EXCEPT BY OPERATION OF LAW IN CONNECTION WITH A MERGER OR CONSOLIDATION OF THE COMPANY.

                 THE VOTING OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE IS SUBJECT TO THE PROVISIONS OF THE CERTIFICATE OF INCORPORATION AND THE STOCK PURCHASE AGREEMENT.

                 (b) The certificates for shares of the Management Stock shall also bear any legend required by any applicable state securities law.

                 (c) In addition, the Company shall make a notation regarding the restrictions on transfer of the Management Stock in its stock records, and shares of the Management Stock shall be transferred on the records of the Company only if transferred or sold pursuant to an effective registration statement under the Securities Act covering such shares or pursuant to and in compliance with the provisions of subsection 9.2(f) hereof.

     10.  CERTAIN COVENANTS.

          10.1 RIGHT OF FIRST REFUSAL. The provisions of this Section 10 shall expire at such time as there has been sold or distributed to the public in a spin-off or in one or more underwritten public offerings pursuant to one or more Registration Statements filed with, and declared effective by, the Commission under the Securities Act.

                 (a) Each Management Investor agrees that such Management Investor will not sell or otherwise dispose of all or any portion of the Management Stock held by such Management Investor unless such sale or disposition (i) involves only those shares of Management Stock (a) with respect to which the Restrictions have lapsed, and (b) are no longer subject to any of the options provided in Section 5 hereof, and (ii) is made (a) for consideration that is payable in cash or cash equivalents at the time of sale, (b) only in strict accordance with and after full compliance with the provisions of this Section 10.1, and (c) pursuant to a good faith offer to purchase such Management Stock in writing from a responsible third party. In the event of any such proposed sale or other disposition, the Management Investor proposing to make such sale or other disposition (the "Selling Investor") will give notice to the Company and concurrently to FHP containing a complete description of the transaction proposed (the "Proposal"), including the number of shares of Management Stock proposed to be sold or otherwise disposed of (the "Transfer Shares"), the consideration to be paid per Transfer Share and the names of all other parties to, and all other material terms of, the proposed transaction, and a copy of the written offer from the third party.

                 (b) For a period of thirty (30) business days after delivery of the Proposal (the "FHP Option Period"), FHP shall have the sole and exclusive right to purchase all or any portion of the Transfer Shares owned by the Selling Investor for the consideration stated in the Proposal and on such other terms and conditions as those offered to the Selling Investor as set forth in the Proposal.

                 (c) If within the FHP Option Period FHP does not exercise the option provided in subsection (b) above as to all of the Transfer Shares, then for a period of ten (10) days (the "Company Option Period") commencing upon the expiration of the FHP Option Period (or such earlier time as FHP has either given notice of exercise pursuant to (e) below or has advised the Selling Investor that it does not intend to exercise such option), the Company shall have the sole and exclusive right to purchase all or any portion of the remaining Transfer Shares for the consideration and on the other terms and conditions set forth in the Proposal.

                 (d) After expiration of the FHP Option Period and the Company Option Period, if FHP and the Company have not exercised their respective options so as to purchase, in the aggregate, all of the Transfer Shares proposed to be sold by the Selling Investor, then none of such Transfer Shares will be sold to either of said parties, and within a period ending sixty (60) days after the expiration of the Company Option Period, the Selling Investor may sell or otherwise dispose of the Transfer Shares as are the subject of the Proposal, but (i) only for cash or cash equivalents, and (ii) only in strict accordance with the terms and provisions set forth in the Proposal.

                 (e) Any option granted under this Section 10.1 may be exercised by notice in writing to the Selling Investor and the Company stating that such option is exercised.

                 (f) In the event that the options under this Section 10.1 have been exercised so as to purchase all of the Transfer Shares proposed to be sold by the Selling Investor, delivery of the certificate or certificates evidencing the Transfer Shares, properly endorsed, shall be made by the Selling Investor against payment therefor within ten (10) days after the expiration of the Company Option Period at the principal office of the Company, unless a different time and place or both is agreed upon by the parties to such transaction, and the total purchase price with respect to such option shall be paid in the manner and at the time or times specified in the Proposal.

                 (g) Notwithstanding anything to the contrary contained in this Agreement, a Management Investor shall be permitted to transfer those shares of such Management Investor's Management Stock with respect to which the Restrictions have lapsed, to a Permitted Transferee (as defined below) of such Management Investor. For purposes of this Agreement, "Permitted Transferee" shall mean (i) any member of the immediate family of such Management Investor, (ii) any trust, all of the beneficiaries of which are members of the immediate family of such Management Investor, or (iii) the estate or personal representative of such Management Investor if such Management Investor is deceased; PROVIDED, HOWEVER, that any Permitted Transferee to whom such shares of Management Stock are transferred pursuant to this paragraph (g) shall be required, as a condition of such transfer, to execute and deliver a written assumption agreement by which such assignee assumes all rights and obligations of a Management Investor under this Agreement, including but not limited to (i) the restrictions imposed by Sections 5 hereof, and (ii) the rights and obligations of FHP under
     Section 6 hereof. Any reference to a "Management Investor" contained in this Agreement shall be deemed to include such Management Investor's Permitted Transferees.

     11.  MISCELLANEOUS.

          11.1 REMEDIES. The parties to this Agreement acknowledge and agree that breach of any of the covenants of FHP, the Company and the Management Investors set forth in this Agreement may not be compensable by payment of money damages and, therefore, that the covenants of FHP, the Company and the Management Investors set forth in this Agreement may be enforced in equity by a decree requiring specific performance. Without limiting the foregoing, if any dispute arises concerning the sale or other disposition of any of the Management Stock subject to this Agreement, the parties to this Agreement agree that an injunction may be issued restraining the sale or other disposition of such Management Stock or rescinding any such sale or other disposition, pending resolution of such controversy. Such remedies shall be cumulative and non-exclusive and shall be in addition to any other rights and remedies the parties may have under this Agreement.

          11.2 ATTORNEYS' FEES. If any party to this Agreement brings an action against another party to enforce its rights under this Agreement, the prevailing party shall be entitled to recover its costs and expenses, including without limitation reasonable attorneys' fees and costs, incurred in connection with such action, including any appeal of such action. In the event that a party brings such an action against more than one of the other parties to this Agreement, any attorneys' fees awarded against such other parties shall be equitably apportioned among such other parties in light of all of the facts and circumstances surrounding their involvement in such action.

          11.3 NOTICES. Notices and other communication provided for herein shall be in writing (including wire, telex, telecopy or similar writing) and shall be sent, delivered, telexed or telecopied to:

          The Company:             Talbert Medical Management Corporation
                                   9900 Talbert Avenue
                                   Fountain Valley, CA 92708
                                   Attn:  President


          With a copy to:


          FHP:                     FHP International Corporation
                                   9900 Talbert Avenue
                                   Fountain Valley, CA 92708
                                   Attn:  Secretary


          With a copy to:

          The Management           Kathryn M. Adair
           Investors:              7021 Pinebrook Road
                                   Park City, UT 84060

                                   Gloria L. Austin
                                   17 Whispering Wind
                                   Irvine, CA 92714

                                   William P. Bracciodieta
                                   8121 Wadebridge Circle
                                   Huntington Beach, CA 92646

                                   Larry L. Georgopolous
                                   12009 Ibex Avenue N.E.
                                   Albuquerque, NM 87111

                                   Gary E. Goldstein, M.D.
                                   6 Amber Sky Drive
                                   Rancho Palos Verdes, CA 90275

                                   Richard D. Jacobs

                                   4176 W. Jasper
                                   Chandler, AZ 85226

                                   R. Judd Jessup
                                   30962 Via Serenidad
                                   Coto de Caza, CA 92679

                                   Jack D. Massimino
                                   25362 Gallup Circle
                                   Laguna Hills, CA 92653

                                   Barbara C. McNutt
                                   5628 Willowcreek Road
                                   N. Las Vegas, NV 89031

                                   Kenneth S. Ord
                                   11 Emerald Glen
                                   Laguna Niguel, CA 92677

                                   Westcott W. Price III
                                   1505 Emerald Bay
                                   Laguna Beach, CA 92651

                                   Walter R. Stone
                                   6492 Doral Drive
                                   Huntington Beach, CA 92648

                                   Margaret Van Meter
                                   #1 Cala Churcha Street
                                   Barrigada Heights, GU 96921

                                   Michael J. Weinstock
                                   8 Morning Sun
                                   Irvine, CA 92715

          11.4 NO THIRD PARTY BENEFICIARIES. Nothing contained in this Agreement, express or implied, is intended to confer upon any person or entity other than the parties hereto and their successors in interest and permitted assignees, any rights or remedies under or by reason of this Agreement unless expressly so stated otherwise in this Agreement.

          11.5 ASSIGNMENT BY FHP. This Agreement shall be binding upon and inure to the benefit of any successor or successors of FHP. This Agreement is assignable by FHP to (i) any purchaser of all or substantially all of FHP's shares of the capital stock of the Company, (ii) any wholly-owned subsidiary of FHP, or (iii) the Company; PROVIDED, HOWEVER, that such assignee shall execute and deliver a written assumption agreement by which such assignee assumes all obligations of FHP under this Agreement. In the event of an assignment by FHP pursuant to this Section 11.5, FHP shall have the ability to delegate the functions to be performed by the Audit Committee hereunder

(including any discretionary functions) to any committee of such assignee with substantially similar functions.

          11.6 TIME IS OF THE ESSENCE. Time is of the essence in respect to all provisions of this Agreement in which a definite time for performance is specified.

          11.7 ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the Exhibits and Schedules specifically referred to herein represents the entire, final agreement of the parties hereto with respect to the subject matter hereof, superseding all prior agreements, understandings, discussions, negotiations and commitments of any kind. This Agreement may not be amended or supplemented, nor may any rights hereunder be waived, except in a writing signed by each of the parties affected thereby.

          11.8 SEVERABILITY. In the event that any provision or any part of any provision of this Agreement is held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall not affect the validity or enforceability of any other provision or part hereof.

          11.9 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          11.10 GOVERNING LAW. The validity, interpretation, enforceability, and performance of this Agreement shall be governed by and construed in accordance with the law of the State of Delaware, without reference to its conflicts of law rules.

          11.11 WAIVER OF JURY TRIALS; CONSENT TO JURISDICTION. WITH RESPECT TO ANY LITIGATION ARISING OUT OF THIS AGREEMENT OR ANY RELATED TRANSACTION, THE PARTIES EXPRESSLY WAIVE ANY RIGHT THEY MAY HAVE TO A JURY TRIAL AND AGREE THAT ANY SUCH LITIGATION SHALL BE TRIED BY A JUDGE WITHOUT A JURY. Each party agrees to non-exclusive personal jurisdiction and venue in the United States District Court for the Central District of California (and any California State court within that District) for that purpose, and appoints the person set forth in
Section 11.3 as its agent for service of process in such jurisdiction.

          11.12 WAIVER. The waiver by any party of any instance of any other party's noncompliance with any obligation or responsibility herein shall not be deemed a waiver of other instances or of any party's remedies for such noncompliance.

                      [the next page is the signature page]

          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above mentioned.

                      FHP International Corporation,
                      a Delaware corporation


                      By: /s/ Burke F. Gumbiner
                         --------------------------
                      Name:   Burke F. Gumbiner
                      Title:  Senior Vice President

                      Talbert Medical Management Corporation,
                      a Delaware corporation


                      By: /s/ Michael A. Montevideo
                         ---------------------------
                      Name:   Michael A. Montevideo
                      Title:  Assistant Treasurer



                    /s/ Kathryn M. Adair          /s/ Jack D. Massimino
                    --------------------          ---------------------
                    Kathryn M. Adair              Jack D. Massimino


                    /s/ Gloria L. Austin          /s/ Barbara C. McNutt
                    --------------------          ---------------------
                    Gloria L. Austin              Barbara C. McNutt


                    /s/ William P. Bracciodieta   /s/ Kenneth S. Ord
                    ---------------------------   --------------------
                    William P. Bracciodieta       Kenneth S. Ord


                    /s/ Larry L. Georgopolous     /s/ Westcott W. Price III
                    -------------------------     -------------------------
                    Larry L. Georgopolous         Westcott W. Price III


                    /s/ Gary E. Goldstein, M.D.   /s/ Walter R. Stone
                    ---------------------------   --------------------
                    Gary E. Goldstein, M.D.       Walter R. Stone


                    /s/ Richard D. Jacobs         /s/ Margaret Van Meter
                    ---------------------         ----------------------
                    Richard D. Jacobs             Margaret Van Meter


                    /s/ R. Judd Jessup            /s/ Michael J. Weinstock
                    ------------------            ------------------------

                    R. Judd Jessup                Michael J. Weinstock

                   AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT


     This AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT, dated as of May 31, 1996 (the "Amendment"), is made by and among FHP International Corporation, a Delaware corporation ("FHP"), Talbert Medical Management Corporation, a Delaware corporation (the "Company"), Talbert Health Services Corporation, a Delaware corporation ("THSC"), Kathryn M. Adair, Gloria L. Austin, William P. Bracciodieta ("Bracciodieta"), Larry L. Georgopolous, Gary E. Goldstein, M.D., Richard D. Jacobs, R. Judd Jessup, Jack D. Massimino, Barbara C. McNutt, Kenneth
S. Ord, Westcott W. Price III, Walter R. Stone, Margaret Van Meter, and Michael
J. Weinstock. Defined terms not defined herein shall have the meanings assigned to them in the Stock Purchase Agreement.

     WHEREAS, FHP, the Company and the Management Investors are parties to that certain Stock Purchase Agreement, dated as of March 15, 1996 (the "Stock Purchase Agreement"); and

     WHEREAS, the Management Stock has not yet been issued to the Management Investors pursuant to the Stock Purchase Agreement; and

     WHEREAS, Bracciodieta is no longer in the employ of the Company; and

     WHEREAS, FHP, the Company and the Management Investors desire to amend the Stock Purchase Agreement in these and certain other respects as set forth below.

     NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

     1. AMENDMENTS TO STOCK PURCHASE AGREEMENT. The Stock Purchase Agreement is hereby amended as follows:

          (a)  PURCHASE OF CLASS A COMMON STOCK AND THSC COMMON STOCK.

               (1) The recitals on page 1 of the Stock Purchase Agreement are hereby amended to read as follows:

                    "A.  WHEREAS, FHP has formed the Company to function as a
               physician practice management company to provide practice management services to certain professional corporations; and

                    "B.  WHEREAS, FHP has formed THSC to provide ancillary
               medical services; and

                    "C.  WHEREAS, FHP has acquired 9,100,000 shares of the Class
               A Voting Common Stock of the Company, par value $.01 (one cent) per share (the "TMMC Class A Common Stock", with the TMMC Class A Common Stock and the Class B Common Stock of the Company, par value $.01 (one cent) per share, collectively referred to herein as the "TMMC Common Stock"), which shares of TMMC Class A Common Stock comprise all of the issued and outstanding shares of the common stock of the Company, for consideration in the amount of $91,000.00; and

                    "D.  WHEREAS, FHP has acquired 500 shares of the Common
               Stock of THSC, no par value (the "THSC Common Stock"), which shares of THSC Common Stock comprise all of the issued and outstanding shares of the common stock of THSC, for consideration in the amount of $1,000.00; and

                    "E.  WHEREAS, the Company, FHP and THSC regard the services provided to the Company by the Management Investors as valuable to the Company, FHP, and THSC and have determined that it would be to the advantage and in the best interests of the Company, FHP and THSC to provide for the issuance of shares of TMMC Class A Common Stock and THSC Common Stock to the Management Investors as provided for in this Agreement (i) as an inducement to remain in the service of the Company, FHP and THSC, and (ii) as an incentive for increased efforts during such service; and

                    "F.  WHEREAS, FHP desires to provide for the issuance of
               shares of TMMC Class A Common Stock and THSC Common Stock to the Management Investors, and the Management Investors wish to acquire such shares from the Company and from THSC, respectively, all on the terms and subject to the conditions set forth in this Agreement."

               (2) The first two sentences of Section 2.1 of the Stock Purchase Agreement are hereby amended to read as follows:

                    "Subject to the terms and conditions of this Agreement, each of the Management Investors, severally and not jointly, agrees to purchase, and FHP agrees to cause the Company and THSC to, and the Company and THSC, respectively, agree to, issue, sell and transfer to each of the Management Investors, severally and not jointly, at the Closing (as defined below), the following: (i) for consideration in the amount of $.01 (one cent) per share, as to each such Management Investor, the number of shares of the TMMC Class A Common Stock (the "TMMC Stock") set forth in that certain schedule signed by each of FHP, the Company, THSC and such Management Investor (each, a "Management Investor Schedule"), and (ii) for consideration in the amount of $2.00 (two dollars) per share, as to each such Management Investor, the number of shares of the THSC Common Stock (the "THSC Stock", with the TMMC Stock and the THSC Stock collectively referred to herein as the "Stock") set forth in the Management Investor Schedules. The aggregate number of shares of TMMC Stock issued to the Management Investors shall be 880,000 (the "TMMC Management Stock"), and the TMMC Stock issued to the Management Investors, collectively, initially shall comprise approximately 8.8% of the total outstanding common stock of the Company (the "TMMC Management Stock"); and the aggregate number of shares of THSC Stock issued to the Management Investors shall be 49, and the THSC Stock issued to the Management Investors, collectively, initially shall comprise approximately 8.8% of the total outstanding common stock of THSC (the "THSC Management Stock," with the TMMC Management Stock and the THSC Management Stock collectively referred to herein as the "Management Stock")."

               (3) Pursuant to this Amendment, (i) all rights and obligations created under the Stock Purchase Agreement between (a) FHP and the Management Investors with respect to the TMMC Management Stock, and (b) the Company and the Management Investors with respect to the TMMC Management Stock, shall hereby also create separate and identical rights and obligations between (x) FHP and the Management Investors with respect to the THSC Management Stock, and (y) THSC and the Management Investors with respect to the THSC Management Stock, respectively, as if two separate and identical sets of such rights and obligations were originally created thereunder, (ii) all other rights and obligations created under the Stock Purchase Agreement between (a) FHP and the Management Investors, and (b) the Company and the Management Investors, shall hereby also create separate and identical rights and obligations between (x) FHP and the Management Investors, and (y) THSC and the Management Investors, respectively, as if two separate and identical sets of such rights and obligations were originally created thereunder, (iii) all references in the Stock Purchase Agreement to "the Company," in so far as such references relate to such rights and obligations created between the Management Investors and the Company described in clauses (i)(b) and (ii)(b), shall also be references to THSC and shall relate to such separate and identical rights and obligations between the Management Investors and THSC as described in clauses (i)(y) and
(ii)(y), above, and (iv) all other references to "the Company" in the Stock Purchase Agreement shall also be references to THSC; PROVIDED, HOWEVER, that the foregoing clauses (iii) and (iv) shall not apply to those references to "the Company" contained in Sections 5.1, 5.3, 8 and 11.5 of the Stock Purchase Agreement.

               (4) All references to "Common Stock" in Section 6 and 7 of the Stock Purchase Agreement are hereby amended to read "TMMC Common Stock or THSC Common Stock, as appropriate".

               (5) Section 8 of the Stock Purchase Agreement is hereby amended to read as follows:

                    "8.  WITHHOLDING.  The Management Investors acknowledge that the Company, FHP or THSC, as appropriate, may withhold compensation (in cash, or, at the option of the Company, FHP or THSC, as appropriate, in stock) to satisfy all applicable federal, state, and local income, employment and other tax withholding requirements."

               (6) The parties hereto acknowledge that there exists the possibility that at some future date, THSC may be merged with or into the Company, and in the event such merger occurs, it is presently contemplated that upon the effective time of such merger (the "Effective Time"), each Management Investor shall receive, in exchange for the shares of THSC Common Stock purchased by such Management Investor pursuant to the Stock Purchase Agreement, as amended by this Amendment (or, in the event that THSC and the Company are merged into a new entity, for the shares of the THSC Common Stock and the shares of the TMMC Common Stock so purchased by such Management Investor), the number of shares of TMMC Common Stock (or shares of the common stock of the new entity) which, when combined with the number of shares of TMMC Common Stock purchased by such Management Investor pursuant to the Stock Purchase Agreement, as amended by this Amendment (or which shares of the common stock of the new entity), would result in the ownership by such Management Investor of the same percentage of the total outstanding common stock of the Company (or of such merged entity) immediately after the Effective Time as the percentage of the total outstanding common stock of the Company owned by such Management Investor immediately prior to the Effective Time. In such event, immediately following the Effective Time:

                    (i) all rights and obligations created under this Amendment between (a) FHP and the Management Investors with respect to the THSC Management Stock, and (b) THSC and the Management Investors with respect to the THSC Management Stock, shall become rights and obligations between (x) FHP and the Management Investors with respect to the TMMC Management Stock, and (y) the Company and the Management Investors with respect to the TMMC Management Stock, respectively, as if the separate and identical obligations created pursuant to Section 1(a)(3)(i), above, had never been created thereunder;

                    (ii) all other rights and obligations created pursuant to this Amendment between (a) FHP and the Management Investors, and (b) THSC and the Management Investors, shall become rights and obligations between
     (x) FHP and the Management Investors, and (y) the Company and the Management Investors, respectively, as if the separate and identical sets of rights and obligations created pursuant to Section 1(a)(3)(ii), above, had never been created thereunder;

                    (iii) all references in the Stock Purchase Agreement, as amended by this Amendment, to "the Company," in so far as such references relate to such rights and obligations created pursuant to Section 1(3)(a)(iii), above, between the Management Investors and THSC, shall be references only to the Company, and shall no longer be references to THSC, and shall relate only to the rights and obligations between the Management Investors and the Company as described in clauses (i)(y) and (ii)(y) of this Section 1(a)(6); and

                    (iv) all other references to "the Company" in the Stock Purchase Agreement, as amended by this Amendment, shall be references to the Company only.

Each Management Investor hereby agrees and consents that the execution of this Amendment by such Management Investor shall constitute an agreement by such Management Investor to (i) consent in writing to a merger of THSC with or into the Company pursuant to Section 228 of the Delaware General Corporation Law, as amended (the "DGCL"), and (ii) refrain from demanding any appraisal rights to which such Management Investor might otherwise be entitled pursuant to Section 262 of the DGCL, or pursuant to any other provision of applicable law, in connection with such a merger.

          (b) REMOVAL OF PARTY TO STOCK PURCHASE AGREEMENT. The Stock Purchase Agreement is hereby amended to remove all references to "William P. Bracciodieta" and "Bracciodieta" in the Stock Purchase Agreement. Accordingly, William P. Bracciodieta shall not be a party to the Stock Purchase Agreement.

     2. NOTICES. Notices and other communication provided for herein or in the Stock Purchase Agreement shall be in writing (including wire, telex, telecopy or similar writing) and shall be sent, delivered, telexed or telecopied, if to THSC, to:

          Talbert Health Services Corporation
          3540 Howard Way
          Costa Mesa, CA  92626
          Attn:  President

     3. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the law of the State of Delaware, without reference to its conflicts of law rules.

     4. NO OTHER AMENDMENTS. The Stock Purchase Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Except as provided herein, nothing in this Amendment shall waive or be deemed to waive or modify (except as expressly set forth herein) any rights or obligations of any of the parties under the Stock Purchase Agreement.

     5. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which will be deemed to be an original but all of which together will constitute but one instrument.

     IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first above mentioned.

                              FHP International Corporation,
                              a Delaware corporation


                              By: /s/ Burke F. Gumbiner
                                 ------------------------------------
                              Name:  Burke F. Gumbiner
                              Title:   Senior Vice President


                              Talbert Medical Management Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 ------------------------------------
                              Name:  Michael A. Montevideo
                              Title:   Assistant Treasurer


                              Talbert Health Services Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 ------------------------------------
                              Name:  Michael A. Montevideo
                              Title:    Assistant Treasurer

/s/ Kathryn M. Adair                         /s/ Jack D. Massimino
--------------------------------             -----------------------------------
Kathryn M. Adair                             Jack D. Massimino


/s/ Gloria L. Austin                         /s/ Barbara C. McNutt
-------------------------------              -----------------------------------
Gloria L. Austin                             Barbara C. McNutt


/s/ William P. Bracciodieta                  /s/ Kenneth S. Ord
-------------------------------              -----------------------------------
William P. Bracciodieta                      Kenneth S. Ord


/s/ Larry L. Georgopolous                    /s/ Westcott W. Price III
-------------------------------              -----------------------------------
Larry L. Georgopolous                        Westcott W. Price III


/s/ Gary E. Goldstein                        /s/ Walter R. Stone
-------------------------------              -----------------------------------
Gary E. Goldstein, M.D.                      Walter R. Stone


/s/ Richard D. Jacobs                        /s/ Margaret Van Meter
-------------------------------              -----------------------------------
Richard D. Jacobs                            Margaret Van Meter


-------------------------------              /s/ Michael J. Weinstock
R. Judd Jessup                               -----------------------------------
                                             Michael J. Weinstock

                          MANAGEMENT INVESTOR SCHEDULE


     This Management Investor Schedule has been prepared pursuant to Section 2.1 of that certain Stock Purchase Agreement, dated as of March 15, 1996, by and among FHP International Corporation, a Delaware corporation ("FHP"), Talbert Medical Management Corporation, a Delaware corporation (the "Company"), Kathryn
M. Adair ("Adair"), Gloria L. Austin ("Austin"), William P. Bracciodieta, Larry
L. Georgopolous ("Georgopolous"), Gary E. Goldstein, M.D. ("Goldstein"), Richard
D. Jacobs ("Jacobs"), R. Judd Jessup ("Jessup"), Jack D. Massimino ("Massimino"), Barbara C. McNutt ("McNutt"), Kenneth S. Ord ("Ord"), Westcott W. Price III ("Price"), Walter R. Stone ("Stone"), Margaret Van Meter ("Van Meter"), and Michael J. Weinstock ("Weinstock"), as amended by that certain Amendment No. 1 to Stock Purchase Agreement, dated as of May 31, 1996, by and among the same parties, and Talbert Health Services Corporation, a Delaware corporation ("THSC").

     MANAGEMENT INVESTOR                     # OF SHARES

     Margaret Van Meter                           20,000 TMMC
     #1 Cala Churcha Street                              1 THSC
     Barrigada Heights, GU  96921

                              FHP International Corporation,
                              a Delaware corporation


                              By: /s/ Burke F. Gumbiner
                                 -----------------------------------
                              Name: Burke F. Gumbiner
                                   ---------------------------------
                              Title: Senior Vice President
                                    --------------------------------

                              Talbert Medical Management Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 ------------------------------------
                              Name: Michael A. Montevideo
                                   ----------------------------------
                              Title: Assistant Treasurer
                                    ---------------------------------

                              Talbert Health Services Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 -------------------------------------
                              Name: Michael A. Montevideo
                                   -----------------------------------
                              Title: Assistant Treasurer
                                    ----------------------------------


                              /s/ Margaret Van Meter
                              ----------------------------------------
                              Margaret Van Meter

                          MANAGEMENT INVESTOR SCHEDULE


     This Management Investor Schedule has been prepared pursuant to Section 2.1 of that certain Stock Purchase Agreement, dated as of March 15, 1996, by and among FHP International Corporation, a Delaware corporation ("FHP"), Talbert Medical Management Corporation, a Delaware corporation (the "Company"), Kathryn
M. Adair ("Adair"), Gloria L. Austin ("Austin"), William P. Bracciodieta, Larry
L. Georgopolous ("Georgopolous"), Gary E. Goldstein, M.D. ("Goldstein"), Richard
D. Jacobs ("Jacobs"), R. Judd Jessup ("Jessup"), Jack D. Massimino ("Massimino"), Barbara C. McNutt ("McNutt"), Kenneth S. Ord ("Ord"), Westcott W. Price III ("Price"), Walter R. Stone ("Stone"), Margaret Van Meter ("Van Meter"), and Michael J. Weinstock ("Weinstock"), as amended by that certain Amendment No. 1 to Stock Purchase Agreement, dated as of May 31, 1996, by and among the same parties, and Talbert Health Services Corporation, a Delaware corporation ("THSC").

     MANAGEMENT INVESTOR                     # OF SHARES

     Walter R. Stone                              20,000 TMMC
     6492 Doral Drive                                    1 THSC
     Huntington Beach, CA  92648

                              FHP International Corporation,
                              a Delaware corporation


                              By: /s/ Burke F. Gumbiner
                                 -------------------------------------
                              Name: Burke F. Gumbiner
                                   -----------------------------------
                              Title: Senior Vice President
                                    ----------------------------------

                              Talbert Medical Management Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 -------------------------------------
                              Name: Michael A. Montevideo
                                   -----------------------------------
                              Title: Assistant Treasurer
                                    ----------------------------------

                              Talbert Health Services Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 -------------------------------------
                              Name: Michael A. Montevideo
                                   -----------------------------------
                              Title: Assistant Treasurer
                                    ----------------------------------


                              /s/ Walter R. Stone
                              ----------------------------------------
                              Walter R. Stone

                          MANAGEMENT INVESTOR SCHEDULE


     This Management Investor Schedule has been prepared pursuant to Section 2.1 of that certain Stock Purchase Agreement, dated as of March 15, 1996, by and among FHP International Corporation, a Delaware corporation ("FHP"), Talbert Medical Management Corporation, a Delaware corporation (the "Company"), Kathryn
M. Adair ("Adair"), Gloria L. Austin ("Austin"), William P. Bracciodieta, Larry
L. Georgopolous ("Georgopolous"), Gary E. Goldstein, M.D. ("Goldstein"), Richard
D. Jacobs ("Jacobs"), R. Judd Jessup ("Jessup"), Jack D. Massimino ("Massimino"), Barbara C. McNutt ("McNutt"), Kenneth S. Ord ("Ord"), Westcott W. Price III ("Price"), Walter R. Stone ("Stone"), Margaret Van Meter ("Van Meter"), and Michael J. Weinstock ("Weinstock"), as amended by that certain Amendment No. 1 to Stock Purchase Agreement, dated as of May 31, 1996, by and among the same parties, and Talbert Health Services Corporation, a Delaware corporation ("THSC").

     MANAGEMENT INVESTOR                     # OF SHARES

     Westcott W. Price III                        67,500 TMMC
     1505 Emerald Bay                                        4 THSC
     Laguna Beach, CA  92651

                              FHP International Corporation,
                              a Delaware corporation


                              By: /s/ Burke F. Gumbiner
                                 -------------------------------------
                              Name: Burke F. Gumbiner
                                   -----------------------------------
                              Title: Senior Vice President
                                    ----------------------------------

                              Talbert Medical Management Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 -------------------------------------
                              Name: Michael A. Montevideo
                                   -----------------------------------
                              Title: Assistant Treasurer
                                    ----------------------------------

                              Talbert Health Services Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 -------------------------------------
                              Name: Michael A. Montevideo
                                   -----------------------------------
                              Title: Assistant Treasurer
                                    ----------------------------------


                              /s/ Westcott W. Price III
                              ----------------------------------------
                              Westcott W. Price III

                          MANAGEMENT INVESTOR SCHEDULE


     This Management Investor Schedule has been prepared pursuant to Section 2.1 of that certain Stock Purchase Agreement, dated as of March 15, 1996, by and among FHP International Corporation, a Delaware corporation ("FHP"), Talbert Medical Management Corporation, a Delaware corporation (the "Company"), Kathryn
M. Adair ("Adair"), Gloria L. Austin ("Austin"), William P. Bracciodieta, Larry
L. Georgopolous ("Georgopolous"), Gary E. Goldstein, M.D. ("Goldstein"), Richard
D. Jacobs ("Jacobs"), R. Judd Jessup ("Jessup"), Jack D. Massimino ("Massimino"), Barbara C. McNutt ("McNutt"), Kenneth S. Ord ("Ord"), Westcott W. Price III ("Price"), Walter R. Stone ("Stone"), Margaret Van Meter ("Van Meter"), and Michael J. Weinstock ("Weinstock"), as amended by that certain Amendment No. 1 to Stock Purchase Agreement, dated as of May 31, 1996, by and among the same parties, and Talbert Health Services Corporation, a Delaware corporation ("THSC").

     MANAGEMENT INVESTOR                     # OF SHARES

     Kenneth S. Ord                          10,000 TMMC
     11 Emerald Glen                                     1 THSC
     Laguna Niguel, CA  92677

                              FHP International Corporation,
                              a Delaware corporation


                              By: /s/ Burke F. Gumbiner
                                 -------------------------------------
                              Name: Burke F. Gumbiner
                                   -----------------------------------
                              Title: Senior Vice President
                                    ----------------------------------

                              Talbert Medical Management Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 -------------------------------------
                              Name: Michael A. Montevideo
                                   -----------------------------------
                              Title: Assistant Treasurer
                                    ----------------------------------

                              Talbert Health Services Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 -------------------------------------
                              Name: Michael A. Montevideo
                                   -----------------------------------
                              Title: Assistant Treasurer
                                    ----------------------------------


                              /s/ Kenneth S. Ord
                              ----------------------------------------
                              Kenneth S. Ord

                          MANAGEMENT INVESTOR SCHEDULE


     This Management Investor Schedule has been prepared pursuant to Section 2.1 of that certain Stock Purchase Agreement, dated as of March 15, 1996, by and among FHP International Corporation, a Delaware corporation ("FHP"), Talbert Medical Management Corporation, a Delaware corporation (the "Company"), Kathryn
M. Adair ("Adair"), Gloria L. Austin ("Austin"), William P. Bracciodieta, Larry
L. Georgopolous ("Georgopolous"), Gary E. Goldstein, M.D. ("Goldstein"), Richard
D. Jacobs ("Jacobs"), R. Judd Jessup ("Jessup"), Jack D. Massimino ("Massimino"), Barbara C. McNutt ("McNutt"), Kenneth S. Ord ("Ord"), Westcott W. Price III ("Price"), Walter R. Stone ("Stone"), Margaret Van Meter ("Van Meter"), and Michael J. Weinstock ("Weinstock"), as amended by that certain Amendment No. 1 to Stock Purchase Agreement, dated as of May 31, 1996, by and among the same parties, and Talbert Health Services Corporation, a Delaware corporation ("THSC").

     MANAGEMENT INVESTOR                     # OF SHARES

     Barbara C. McNutt                            15,000 TMMC
     8250 Fox Tail Way                                   1 THSC
     Las Vegas, NV  89123

                              FHP International Corporation,
                              a Delaware corporation


                              By: /s/ Burke F. Gumbiner
                                 -------------------------------------
                              Name: Burke F. Gumbiner
                                   -----------------------------------
                              Title: Senior Vice President
                                    ----------------------------------

                              Talbert Medical Management Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 -------------------------------------
                              Name: Michael A. Montevideo
                                   -----------------------------------
                              Title: Assistant Treasurer
                                    ----------------------------------

                              Talbert Health Services Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 -------------------------------------
                              Name: Michael A. Montevideo
                                   -----------------------------------
                              Title: Assistant Treasurer
                                    ----------------------------------


                              /s/ Barbara C. McNutt
                              ----------------------------------------
                              Barbara C. McNutt

                          MANAGEMENT INVESTOR SCHEDULE


     This Management Investor Schedule has been prepared pursuant to Section 2.1 of that certain Stock Purchase Agreement, dated as of March 15, 1996, by and among FHP International Corporation, a Delaware corporation ("FHP"), Talbert Medical Management Corporation, a Delaware corporation (the "Company"), Kathryn
M. Adair ("Adair"), Gloria L. Austin ("Austin"), William P. Bracciodieta, Larry
L. Georgopolous ("Georgopolous"), Gary E. Goldstein, M.D. ("Goldstein"), Richard
D. Jacobs ("Jacobs"), R. Judd Jessup ("Jessup"), Jack D. Massimino ("Massimino"), Barbara C. McNutt ("McNutt"), Kenneth S. Ord ("Ord"), Westcott W. Price III ("Price"), Walter R. Stone ("Stone"), Margaret Van Meter ("Van Meter"), and Michael J. Weinstock ("Weinstock"), as amended by that certain Amendment No. 1 to Stock Purchase Agreement, dated as of May 31, 1996, by and among the same parties, and Talbert Health Services Corporation, a Delaware corporation ("THSC").

     MANAGEMENT INVESTOR                     # OF SHARES

     Jack D. Massimino                            500,000 TMMC
     25362 Gallup Circle                                 27 THSC
     Laguna Hills, CA  92653

                              FHP International Corporation,
                              a Delaware corporation


                              By: /s/ Burke F. Gumbiner
                                 -------------------------------------
                              Name: Burke F. Gumbiner
                                   -----------------------------------
                              Title: Senior Vice President
                                    ----------------------------------

                              Talbert Medical Management Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                  ------------------------------------
                              Name: Michael A. Montevideo
                                   -----------------------------------
                              Title: Assistant Treasurer
                                    ----------------------------------

                              Talbert Health Services Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 -------------------------------------
                              Name: Michael A. Montevideo
                                   -----------------------------------
                              Title: Assistant Treasurer
                                    ----------------------------------


                              /s/ Jack D. Massimino
                              ----------------------------------------
                              Jack D. Massimino

                          MANAGEMENT INVESTOR SCHEDULE


     This Management Investor Schedule has been prepared pursuant to Section 2.1 of that certain Stock Purchase Agreement, dated as of March 15, 1996, by and among FHP International Corporation, a Delaware corporation ("FHP"), Talbert Medical Management Corporation, a Delaware corporation (the "Company"), Kathryn
M. Adair ("Adair"), Gloria L. Austin ("Austin"), William P. Bracciodieta, Larry
L. Georgopolous ("Georgopolous"), Gary E. Goldstein, M.D. ("Goldstein"), Richard
D. Jacobs ("Jacobs"), R. Judd Jessup ("Jessup"), Jack D. Massimino ("Massimino"), Barbara C. McNutt ("McNutt"), Kenneth S. Ord ("Ord"), Westcott W. Price III ("Price"), Walter R. Stone ("Stone"), Margaret Van Meter ("Van Meter"), and Michael J. Weinstock ("Weinstock"), as amended by that certain Amendment No. 1 to Stock Purchase Agreement, dated as of May 31, 1996, by and among the same parties, and Talbert Health Services Corporation, a Delaware corporation ("THSC").

     MANAGEMENT INVESTOR                     # OF SHARES

     R. Judd Jessup                          67,500 TMMC
     30962 Via Serenidad                              4 THSC
     Coto de Caza, CA  92679

                              FHP International Corporation,
                              a Delaware corporation


                              By:
                                 -------------------------------------
                              Name:
                                   -----------------------------------
                              Title:
                                    ----------------------------------

                              Talbert Medical Management Corporation,
                              a Delaware corporation


                              By:
                                 -------------------------------------
                              Name:
                                   -----------------------------------
                              Title:
                                    ----------------------------------

                              Talbert Health Services Corporation,
                              a Delaware corporation


                              By:
                                 -------------------------------------
                              Name:
                                   -----------------------------------
                              Title:
                                    ----------------------------------


                              ----------------------------------------
                              R. Judd Jessup

                          MANAGEMENT INVESTOR SCHEDULE


     This Management Investor Schedule has been prepared pursuant to Section 2.1 of that certain Stock Purchase Agreement, dated as of March 15, 1996, by and among FHP International Corporation, a Delaware corporation ("FHP"), Talbert Medical Management Corporation, a Delaware corporation (the "Company"), Kathryn
M. Adair ("Adair"), Gloria L. Austin ("Austin"), William P. Bracciodieta, Larry
L. Georgopolous ("Georgopolous"), Gary E. Goldstein, M.D. ("Goldstein"), Richard
D. Jacobs ("Jacobs"), R. Judd Jessup ("Jessup"), Jack D. Massimino ("Massimino"), Barbara C. McNutt ("McNutt"), Kenneth S. Ord ("Ord"), Westcott W. Price III ("Price"), Walter R. Stone ("Stone"), Margaret Van Meter ("Van Meter"), and Michael J. Weinstock ("Weinstock"), as amended by that certain Amendment No. 1 to Stock Purchase Agreement, dated as of May 31, 1996, by and among the same parties, and Talbert Health Services Corporation, a Delaware corporation ("THSC").

     MANAGEMENT INVESTOR                     # OF SHARES

     Richard D. Jacobs                            25,000 TMMC
     4176 W. Jasper                                 1 THSC
     Chandler, AZ  85226

                              FHP International Corporation,
                              a Delaware corporation


                              By: /s/ Burke F. Gumbiner
                                 -------------------------------------
                              Name: Burke F. Gumbiner
                                   -----------------------------------
                              Title: Senior Vice President
                                    ----------------------------------

                              Talbert Medical Management Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 -------------------------------------
                              Name: Michael A. Montevideo
                                   -----------------------------------
                              Title: Assistant Treasurer
                                    ----------------------------------

                              Talbert Health Services Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 -------------------------------------
                              Name: Michael A. Montevideo
                                   -----------------------------------
                              Title: Assistant Treasurer
                                    ----------------------------------


                              /s/ Richard D. Jacobs
                              ----------------------------------------
                              Richard D. Jacobs

                          MANAGEMENT INVESTOR SCHEDULE


     This Management Investor Schedule has been prepared pursuant to Section 2.1 of that certain Stock Purchase Agreement, dated as of March 15, 1996, by and among FHP International Corporation, a Delaware corporation ("FHP"), Talbert Medical Management Corporation, a Delaware corporation (the "Company"), Kathryn
M. Adair ("Adair"), Gloria L. Austin ("Austin"), William P. Bracciodieta, Larry
L. Georgopolous ("Georgopolous"), Gary E. Goldstein, M.D. ("Goldstein"), Richard
D. Jacobs ("Jacobs"), R. Judd Jessup ("Jessup"), Jack D. Massimino ("Massimino"), Barbara C. McNutt ("McNutt"), Kenneth S. Ord ("Ord"), Westcott W. Price III ("Price"), Walter R. Stone ("Stone"), Margaret Van Meter ("Van Meter"), and Michael J. Weinstock ("Weinstock"), as amended by that certain Amendment No. 1 to Stock Purchase Agreement, dated as of May 31, 1996, by and among the same parties, and Talbert Health Services Corporation, a Delaware corporation ("THSC").

     MANAGEMENT INVESTOR                     # OF SHARES

     Gary E. Goldstein, M.D.                      50,000 TMMC
     6 Amber Sky Drive                                       3 THSC
     Rancho Palos Verdes, CA  90275

                              FHP International Corporation,
                              a Delaware corporation


                              By: /s/ Burke F. Gumbiner
                                 -------------------------------------
                              Name: Burke F. Gumbiner
                                   -----------------------------------
                              Title: Senior Vice President
                                    ----------------------------------

                              Talbert Medical Management Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 -------------------------------------
                              Name: Michael A. Montevideo
                                   -----------------------------------
                              Title: Assistant Treasurer
                                     ---------------------------------

                              Talbert Health Services Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 -------------------------------------
                              Name: Michael A. Montevideo
                                   -----------------------------------
                              Title: Assistant Treasurer
                                    ----------------------------------


                              /s/ Gary E. Goldstein
                              ----------------------------------------
                              Gary E. Goldstein, M.D.

                          MANAGEMENT INVESTOR SCHEDULE


     This Management Investor Schedule has been prepared pursuant to Section 2.1 of that certain Stock Purchase Agreement, dated as of March 15, 1996, by and among FHP International Corporation, a Delaware corporation ("FHP"), Talbert Medical Management Corporation, a Delaware corporation (the "Company"), Kathryn
M. Adair ("Adair"), Gloria L. Austin ("Austin"), William P. Bracciodieta, Larry
L. Georgopolous ("Georgopolous"), Gary E. Goldstein, M.D. ("Goldstein"), Richard
D. Jacobs ("Jacobs"), R. Judd Jessup ("Jessup"), Jack D. Massimino ("Massimino"), Barbara C. McNutt ("McNutt"), Kenneth S. Ord ("Ord"), Westcott W. Price III ("Price"), Walter R. Stone ("Stone"), Margaret Van Meter ("Van Meter"), and Michael J. Weinstock ("Weinstock"), as amended by that certain Amendment No. 1 to Stock Purchase Agreement, dated as of May 31, 1996, by and among the same parties, and Talbert Health Services Corporation, a Delaware corporation ("THSC").

     MANAGEMENT INVESTOR                     # OF SHARES

     Larry L. Georgopolous                        20,000 TMMC
     12009 Ibex Avenue N.E.                              1 THSC
     Albuquerque, NM  87111

                              FHP International Corporation,
                              a Delaware corporation


                              By: /s/ Burke F. Gumbiner
                                 -------------------------------------
                              Name: Burke F. Gumbiner
                                   -----------------------------------
                              Title: Senior Vice President
                                    ----------------------------------

                              Talbert Medical Management Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 -------------------------------------
                              Name: Michael A. Montevideo
                                   -----------------------------------
                              Title: Assistant Treasurer
                                    ----------------------------------

                              Talbert Health Services Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 -------------------------------------
                              Name: Michael A. Montevideo
                                   -----------------------------------
                              Title: Assistant Treasurer
                                    ----------------------------------


                              /s/ Larry L. Georgopolous
                              ----------------------------------------
                              Larry L. Georgopolous

                          MANAGEMENT INVESTOR SCHEDULE


     This Management Investor Schedule has been prepared pursuant to Section 2.1 of that certain Stock Purchase Agreement, dated as of March 15, 1996, by and among FHP International Corporation, a Delaware corporation ("FHP"), Talbert Medical Management Corporation, a Delaware corporation (the "Company"), Kathryn
M. Adair ("Adair"), Gloria L. Austin ("Austin"), William P. Bracciodieta, Larry
L. Georgopolous ("Georgopolous"), Gary E. Goldstein, M.D. ("Goldstein"), Richard
D. Jacobs ("Jacobs"), R. Judd Jessup ("Jessup"), Jack D. Massimino ("Massimino"), Barbara C. McNutt ("McNutt"), Kenneth S. Ord ("Ord"), Westcott W. Price III ("Price"), Walter R. Stone ("Stone"), Margaret Van Meter ("Van Meter"), and Michael J. Weinstock ("Weinstock"), as amended by that certain Amendment No. 1 to Stock Purchase Agreement, dated as of May 31, 1996, by and among the same parties, and Talbert Health Services Corporation, a Delaware corporation ("THSC").

     MANAGEMENT INVESTOR                     # OF SHARES

     Gloria L. Austin                             50,000 TMMC
     17 Whispering Wind                                      3 THSC
     Irvine, CA  92714

                              FHP International Corporation,
                              a Delaware corporation


                              By: /s/ Burke F. Gumbiner
                                 -------------------------------------
                              Name: Burke F. Gumbiner
                                   -----------------------------------
                              Title: Senior Vice President
                                    ----------------------------------

                              Talbert Medical Management Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 -------------------------------------
                              Name: Michael A. Montevideo
                                   -----------------------------------
                              Title: Assistant Treasurer
                                    ----------------------------------

                              Talbert Health Services Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 -------------------------------------
                              Name: Michael A. Montevideo
                                   -----------------------------------
                              Title: Assistant Treasurer
                                    ----------------------------------


                              /s/ Gloria L. Austin
                              ----------------------------------------
                              Gloria L. Austin

                          MANAGEMENT INVESTOR SCHEDULE


     This Management Investor Schedule has been prepared pursuant to Section 2.1 of that certain Stock Purchase Agreement, dated as of March 15, 1996, by and among FHP International Corporation, a Delaware corporation ("FHP"), Talbert Medical Management Corporation, a Delaware corporation (the "Company"), Kathryn
M. Adair ("Adair"), Gloria L. Austin ("Austin"), William P. Bracciodieta, Larry
L. Georgopolous ("Georgopolous"), Gary E. Goldstein, M.D. ("Goldstein"), Richard
D. Jacobs ("Jacobs"), R. Judd Jessup ("Jessup"), Jack D. Massimino ("Massimino"), Barbara C. McNutt ("McNutt"), Kenneth S. Ord ("Ord"), Westcott W. Price III ("Price"), Walter R. Stone ("Stone"), Margaret Van Meter ("Van Meter"), and Michael J. Weinstock ("Weinstock"), as amended by that certain Amendment No. 1 to Stock Purchase Agreement, dated as of May 31, 1996, by and among the same parties, and Talbert Health Services Corporation, a Delaware corporation ("THSC").

     MANAGEMENT INVESTOR                     # OF SHARES

     Kathryn M. Adair                             25,000 TMMC
     7021 Pinebrook Road                            1 THSC
     Park City, UT  84060

                              FHP International Corporation,
                              a Delaware corporation


                              By: /s/ Burke F. Gumbiner
                                 -------------------------------------
                              Name: Burke F. Gumbiner
                                   -----------------------------------
                              Title: Senior Vice President
                                    ----------------------------------

                              Talbert Medical Management Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 -------------------------------------
                              Name: Michael A. Montevideo
                                   -----------------------------------
                              Title: Assistant Treasurer
                                    ----------------------------------

                              Talbert Health Services Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 -------------------------------------
                              Name: Michael A. Montevideo
                                   -----------------------------------
                              Title: Assistant Treasurer
                                    ----------------------------------


                              /s/ Kathryn M. Adair
                              ----------------------------------------
                              Kathryn M. Adair

                          MANAGEMENT INVESTOR SCHEDULE


     This Management Investor Schedule has been prepared pursuant to Section 2.1 of that certain Stock Purchase Agreement, dated as of March 15, 1996, by and among FHP International Corporation, a Delaware corporation ("FHP"), Talbert Medical Management Corporation, a Delaware corporation (the "Company"), Kathryn
M. Adair ("Adair"), Gloria L. Austin ("Austin"), William P. Bracciodieta, Larry
L. Georgopolous ("Georgopolous"), Gary E. Goldstein, M.D. ("Goldstein"), Richard
D. Jacobs ("Jacobs"), R. Judd Jessup ("Jessup"), Jack D. Massimino ("Massimino"), Barbara C. McNutt ("McNutt"), Kenneth S. Ord ("Ord"), Westcott W. Price III ("Price"), Walter R. Stone ("Stone"), Margaret Van Meter ("Van Meter"), and Michael J. Weinstock ("Weinstock"), as amended by that certain Amendment No. 1 to Stock Purchase Agreement, dated as of May 31, 1996, by and among the same parties, and Talbert Health Services Corporation, a Delaware corporation ("THSC").

     MANAGEMENT INVESTOR                     # OF SHARES

     Michael J. Weinstock                         10,000 TMMC
     8 Morning Sun                                  1 THSC
     Irvine, CA  92715

                              FHP International Corporation,
                              a Delaware corporation


                              By: /s/ Burke F. Gumbiner
                                 -------------------------------------
                              Name: Burke F. Gumbiner
                                   -----------------------------------
                              Title: Senior Vice President
                                    ----------------------------------

                              Talbert Medical Management Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 -------------------------------------
                              Name: Michael A. Montevideo
                                   -----------------------------------
                              Title: Assistant Treasurer
                                     ---------------------------------

                              Talbert Health Services Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                  ------------------------------------
                              Name: Michael A. Montevideo
                                   -----------------------------------
                              Title: Assistant Treasurer
                                    ----------------------------------


                              /s/ Michael J. Weinstock
                              ----------------------------------------
                              Michael J. Weinstock

                     AMENDMENT NO. 2 TO STOCK PURCHASE AGREEMENT


    This AMENDMENT No. 2 TO STOCK PURCHASE AGREEMENT, dated as of September 17, 1996 (the "Amendment"), is made by and among FHP International Corporation, a Delaware corporation ("FHP"), Talbert Medical Management Corporation, a Delaware corporation (the "Company"), Talbert Health Services Corporation, a Delaware corporation ("THSC"), Kathryn M. Adair, Gloria L. Austin, Larry L. Georgopolous, Richard D. Jacobs, Jack D. Massimino, Barbara C. McNutt, Kenneth S. Ord, Westcott W. Price III, Walter R. Stone, Margaret Van Meter and Michael J. Weinstock. Defined terms not defined herein shall have the meanings assigned to them in the Stock Purchase Agreement.

    WHEREAS, FHP, the Company and the Management Investors are parties to that certain Stock Purchase Agreement, dated as of March 15, 1996, as amended by that certain Amendment No. 1 to Stock Purchase Agreement, dated as of May 31, 1996 (collectively, the "Stock Purchase Agreement"); and

    WHEREAS, FHP, PacifiCare Health Systems, Inc., a Delaware corporation ("PacifiCare"), N-T Holdings, Inc., a Delaware corporation, Neptune Merger Corp., a Delaware corporation and Tree Acquisition Corp., a Delaware corporation, have entered into that certain Amended and Restated Agreement and Plan of Reorganization, dated September 17, 1996 (the "Reorganization Agreement"); and

    WHEREAS, the Reorganization Agreement provides that the common and preferred stockholders of FHP will receive transferable rights (the "Rights") to subscribe for 92.25% of the outstanding shares of either TMMC Common Stock or the capital stock of an affiliated entity (the "Rights Offering"); and

    WHEREAS, prior to the execution of the Stock Purchase Agreement, William P. Bracciodieta ("Bracciodieta"), originally intended to be a party to the Stock Purchase Agreement as a Management Investor, ceased to be in the employ of FHP, and, after the execution of the Stock Purchase Agreement but prior to the issuance of the Management Stock thereunder to the Management Investors, R. Judd Jessup ("Jessup"), a party to the Stock Purchase Agreement as a Management Investor, ceased to be in the employ of FHP, and, accordingly, no shares of Management Stock were issued and sold to either Bracciodieta or Jessup pursuant to the Stock Purchase Agreement; and

    WHEREAS, in light of the execution of the Reorganization Agreement and the termination of the employment of Bracciodieta and Jessup with the Company and FHP, FHP, THSC, the Company and the Management Investors desire to amend the Stock Purchase Agreement in certain respects as set forth below.

    NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

    1.   AMENDMENTS TO STOCK PURCHASE AGREEMENT.

         (a)  ADJUSTMENT OF NUMBERS AND PERCENTAGES.  The second sentence of
Section 2.1 of the Stock Purchase Agreement is hereby amended to read as follows:

         "The aggregate number of shares of TMMC Stock issued to the Management Investors shall be 812,500 (the "TMMC Management Stock"), and the TMMC Stock issued to the Management Investors, collectively, initially shall comprise 8.125% of the total outstanding common stock of the Company (the "TMMC Management Stock"); and the aggregate number of shares of THSC Stock issued to the Management Investors shall be 45, and the THSC Stock issued to the Management Investors, collectively, initially shall comprise approximately 8.125% of the total outstanding common stock of THSC (the "THSC Management Stock", with the TMMC Management Stock and the THSC Management Stock collectively referred to herein as the "Management Stock")."

         (b) EXPIRATION OF CERTAIN OPTIONS. At the Effective Time (as that term is defined in the Reorganization Agreement), the Stock Purchase Agreement shall be amended to add the following as Section 12:

         "12. EXPIRATION OF CERTAIN OPTIONS. Notwithstanding anything to the contrary contained in this Agreement (including, without limitation, the provisions of Sections 3.2 and 5.4, above):

              12.1 TERMINATION OF FHP MANAGEMENT INVESTORS WITHOUT CAUSE. In the event that the employment with FHP of any of the Management Investors who are officers of FHP (the "FHP Management Investors") is terminated without cause, any Restrictions remaining applicable to the Management Stock owned by such FHP Management Investor shall terminate, and all unvested Management Stock owned by such FHP Management Investor shall vest. Such Restrictions shall be deemed to terminate, and such Management Stock shall be deemed to vest, prior to the time FHP's repurchase option provided for in Section 5.1, above, arises; PROVIDED, HOWEVER, that in such event, the Management Stock owned by such FHP Management Investor shall remain subject to the options provided by Sections 5.2 and 5.3, above, until the first to occur of the expiration of such options pursuant to the terms of
    Section 5, above, or the expiration of such options pursuant to the terms of Section 12.2, below.

              12.2 CHANGE IN CONTROL OF THE COMPANY. Both the option granted under Section 5.1 and the Performance Purchase Option granted under Section
    5.3 shall expire as to all Management Investors upon a Change in Control (as herein defined) of TMMC which occurs at any time after the date of the expiration of the subscription period during which the Rights are exercisable under the Rights Offering (the "Expiration Date"). For purposes of this Agreement, "Change in Control" means:

                   (a) The acquisition by any individual entity or group (within the meaning of Section 13(d) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of over 50% of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or
    (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); PROVIDED, HOWEVER, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by FHP or PacifiCare, or (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or PacifiCare, or any corporation controlled by the Company or PacifiCare; or

                   (b) Individuals who, as of the Expiration Date, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Company; PROVIDED, HOWEVER, that any individual becoming a director subsequent to the Expiration Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of the Company."

    2. FHP PURCHASE OF STOCK. The parties hereto consent to the purchase by FHP from, and the issuance, sale and transfer to FHP by, (i) the Company of 87,500 shares of TMMC Common Stock, for consideration in the amount of $.01 per share, and (ii) THSC of 5 shares of THSC Common Stock, for consideration in the amount of $2.00 per share. Such purchases by FHP shall occur as soon as practicable after the execution of this Amendment, and pursuant to a resolution of the Board of Directors of each of the Company and THSC adopted as of September 17, 1996.

    3. FHP CAPITALIZATION OF THE COMPANY. The parties hereto consent to any capital contributions which have been or will be made to the Company by FHP pursuant to Section 4.15(b) of the Reorganization Agreement.

    4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the law of the State of Delaware, without reference to its conflicts of law rules.

    5. NO OTHER AMENDMENTS. The Stock Purchase Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Except as provided herein, nothing in this Amendment shall waive or be deemed to waive or modify (except as expressly set forth herein) any rights or obligations of any of the parties under the Stock Purchase Agreement.

    6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which will be deemed to be an original but all of which together will constitute but one instrument.

    IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first above mentioned.

    FHP International Corporation,     Talbert Health Services Corporation,
    a Delaware corporation             a Delaware corporation



    By: /s/ Burke F. Gumbiner          By: /s/ Michael A. Montevideo
       ---------------------------        --------------------------------
    Name:   Burke F. Gumbiner          Name:   Michael A. Montevideo
         -------------------------          ------------------------------
    Title:  Senior Vice President      Title:  Assistant Treasurer
          ------------------------           -----------------------------

    Talbert Medical Management Corporation,
    a Delaware corporation



    By: /s/ Michael A. Montevideo
       ---------------------------
    Name:   Michael A. Montevideo      /s/ Kathryn M. Adair
         -------------------------     -----------------------------------
    Title:  Assistant Treasurer        Kathryn M. Adair
          ------------------------


    /s/ Gloria L. Austin               /s/ Larry L. Georgopolous
    ------------------------------     -----------------------------------
    Gloria L. Austin                   Larry L. Georgopolous


    /s/ Richard D. Jacobs              /s/ Jack D. Massimino
    ------------------------------     -----------------------------------
    Richard D. Jacobs                  Jack D. Massimino


    /s/ Barbara C. McNutt              /s/ Kenneth S. Ord
    ------------------------------     -----------------------------------
    Barbara C. McNutt                  Kenneth S. Ord


    /s/ Westcott W. Price III          /s/ Walter R. Stone
    ------------------------------     -----------------------------------
    Westcott W. Price III              Walter R. Stone


    /s/ Margaret Van Meter             /s/ Michael J. Weinstock
    ------------------------------     -----------------------------------
    Margaret Van Meter                 Michael J. Weinstock

                       MANAGEMENT STOCK EXCHANGE AGREEMENT

                  [AMENDMENT NO. 3 TO STOCK PURCHASE AGREEMENT]


          This Amendment No. 3 to Stock Purchase Agreement ("Amendment") is made and entered into as of February 14, 1997 by and among FHP International Corporation, a Delaware corporation ("FHP"), Talbert Medical Management Holdings Corporation, a Delaware corporation ("Holdings"), Talbert Medical Management Corporation, a Delaware corporation (the "Company"), Talbert Health Services Corporation, a Delaware corporation ("THSC"), Kathryn M. Adair, Gloria L. Austin, Larry L. Georgopolous, Gary E. Goldstein, M.D., Richard D. Jacobs, Jack
D. Massimino, Barbara C. McNutt, Kenneth S. Ord, Westcott W. Price III, Walter
R. Stone, Margaret Van Meter, and Michael J. Weinstock. Defined terms not defined herein shall have the meanings assigned to them in the Stock Purchase Agreement (as defined below).


          WHEREAS, FHP, the Company, THSC and the Management Investors are parties to that certain Stock Purchase Agreement dated as of March 15, 1996, as amended on May 31, 1996 and September 17, 1996 (the "Stock Purchase Agreement").

          WHEREAS, in connection with FHP's merger (the "FHP Merger") with PacifiCare Health Systems, Inc., FHP intends to sell its holdings of common stock of the Company and THSC to Holdings, which has been formed by FHP for the purpose of acquiring all of the capital stock of the Company and THSC.

          WHEREAS, concurrently with the FHP Merger, Holdings will distribute rights to purchase common stock of Holdings (the "Holdings Stock") to the common and preferred stockholders of FHP pursuant to a registration statement on Form S-1 (the "Offering").


          WHEREAS, the Management Investors collectively own 228,000 shares of TMMC Stock and 41.75 shares of THSC Stock.


          WHEREAS, the Management Investors desire to sell their TMMC Stock and THSC Stock for the consideration described herein, including the Holdings Stock.

          WHEREAS, the FHP, the Company, THSC and the Management Investors desire to amend the Stock Purchase Agreement in these and certain other respects as set forth below.

          NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the parties hereby agree as follows:

1.   EXCHANGE OF TMMC STOCK AND THSC STOCK FOR HOLDINGS STOCK.


          The Management Investors hereby exchange, assign, transfer and convey to FHP all of their right, title and interest in and to, and their ownership of, the TMMC Stock and THSC Stock in exchange for 228,000 shares of Holdings Stock, distributed as to each Management Investor in a ratio of one (1) share of Holdings Stock for one (1) share of TMMC Stock plus 41.75/228,000 share of THSC Stock owned by each such Management Investor as set forth in the Management Investor Schedules (as such Management Investor Schedules have been adjusted to reflect the reverse stock-split of the Company effected on September 17, 1996). The Holdings Stock received by each such Management Investor will be referred to as "Holdings Management Stock."


2.   CLOSING.

          The exchange of TMMC Stock and THSC Stock for Holdings Stock as contemplated by this Amendment (the "Closing") will take place at the same place and on the same day as the closing of the FHP Merger.

3.   CLOSING DELIVERIES.

          (a) BY THE MANAGEMENT INVESTORS. At the Closing, the Management Investors will deliver to Holdings certificates evidencing the TMMC Stock and THSC Stock. Each certificate will be properly endorsed for transfer to or accompanied by a duly executed stock power in favor of Holdings and will be in a form acceptable for transfer on the books of TMMC and THSC.

          (b) BY HOLDINGS. At the Closing, the Holdings will deliver to the Management Investors certificates evidencing the Holdings Stock. Each certificate will be properly endorsed for transfer to or accompanied by a duly executed stock power in favor of each Management Investor and will be in a form acceptable for transfer on the books of Holdings.

4.   AMENDMENTS TO STOCK PURCHASE AGREEMENT.

          a. Section 2 of the Stock Purchase Agreement is hereby amended as follows:


               i. The second sentence of Section 2.1 of the Stock Purchase Agreement is hereby amended by deleting the phrase "(the "THSC Management Stock", with the TMMC Management Stock and the THSC Management Stock collectively referred to herein as the "Management Stock")" and replacing it with the phrase "(the "THSC Management Stock", with the TMMC Management Stock exchanged for 228,000 shares of the common stock ("Holdings Common Stock") of Talbert Medical Management Holdings Corporation ("Holdings") (the "Holdings Management Stock"))."

               ii. The third sentence of Section 2.1 of the Stock Purchase Agreement is hereby amended to read as follows:

          "Stock certificates evidencing the Holdings Management Stock, in addition to blank stock powers executed by each Management Investor, shall be held by the Assistant Secretary of Holdings (the "Escrow Holder"), and shall continue to be held by the Escrow Holder for the periods set forth in
     Section 3 below, subject to the rights and limitations set forth in this Agreement."

          b. All references to "Management Stock" in the Stock Purchase Agreement are hereby amended to read "Holdings Management Stock."

          c.  Section 5 of the Stock Purchase Agreement is amended as follows:

               i. All references to "the Company" in section 5.1 are hereby amended to also be references to Holdings.

               ii. Section 5.3(a) of the Stock Purchase Agreement is hereby amended to read as follows:

               "If Holdings fails to meet the Financial Goal, as adjusted, for the fiscal year 1996, as approved by the Audit Committee of the FHP Board of Directors in accordance with the procedures outlined in
          Section 5.3(d) below, FHP shall have the option to purchase from each Management Investor that portion of the Management Stock with respect to which the Restrictions lapsed on July 1, 1996 comprising 20% of the total amount of such Management Stock."

               iii. Section 5.3(b) of the Stock Purchase Agreement is hereby amended to read as follows:

               "If Holdings fails to meet the Financial Goal, as adjusted, for the fiscal year 1997, as approved by the Audit Committee of FHP's Board of Directors (the "Audit Committee") in accordance with the procedures outlined in Section 5.3(d) below, FHP shall have the option to purchase from each Management Investor that portion of the Management Stock with respect to which the Restrictions lapsed on July 1, 1997 comprising 20% of the total amount of such Management Stock."

               iv. All references to "the Company" in Section 5.3 are hereby amended to be read "Holdings."

          d. All references to "TMMC Common Stock or THSC Common Stock" in Sections 6 and 7 of the Stock Purchase Agreement are hereby amended to read "Holdings Common Stock."

          e. Section 8 of the Stock Purchase Agreement is hereby amended to read as follows:

               "8. WITHHOLDING. The Management Investors acknowledge that Holdings, the Company, FHP or THSC, as appropriate, may withhold compensation (in cash, or, at the option of Holdings, the Company, FHP or THSC, as appropriate, in stock) to satisfy all applicable federal, state and local income, employment and other tax withholding requirements."

          f. All references to "the Company" in section 12 are hereby amended to be references to Holdings. All references to "Outstanding Company Common Stock" are hereby amended to be references to "Outstanding Holdings Common Stock" and all references to "Outstanding Company Voting Securities" are hereby amended to be references to "Outstanding Holdings Voting Securities."

5.   OTHER AGREEMENTS REGARDING THE STOCK PURCHASE AGREEMENT.

          a. The parties to this agreement hereby agree that the Holdings Stock acquired herein by the Management Investors falls within the definition of "Additional Securities" as such term is defined in the Stock Purchase Agreement, and is subject to the same conditions as the TMMC Stock and THSC Stock with respect to which they were exchanged.

          b. The parties hereby agree that the Offering is a distribution to the public which triggers the expiration of the "Drag-Along Rights" and "Tag-Along Rights" contained in Section 6 of the Stock Purchase Agreement and the "Right of First Refusal" contained in Section 10.1 of the Stock Purchase Agreement.

          c. The parties hereby agree that the Registration Rights in Section 7 of the Stock Purchase Agreement will not be exercisable in connection with the Offering or in connection with an offering by FHP pursuant to its shelf registration rights.

          d. The parties hereby agree that the restrictions on transfer of the Management Stock contained in Section 10 of the Stock Purchase Agreement will not prevent any transactions contemplated by this Amendment.

6. NOTICES. Notices and other communications provided for herein or in the Stock Purchase Agreement shall be in writing (including wire, telex, telecopy or similar writing) and shall be sent, delivered, telexed or telecopied, if to Holdings, to:

                    Talbert Medical Management Holdings Corporation 3540 Howard Way
                    Costa Mesa, CA  92626-1417
                    Attn:  President
                    Telecopier: (714) 436-4860
                    with copies to:

                    O'Melveny & Myers LLP
                    400 South Hope Street
                    Los Angeles, CA  90071
                    Attn:  C. James Levin, Esq.
                    Telecopier: (213) 669-6407

7. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the law of the State of Delaware, without reference to its conflicts of law rules.

8. NO OTHER AMENDMENTS. The Stock Purchase Agreement, as amended previously and by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Except as provided herein, nothing in this Amendment shall waive or be deemed to waive or modify (except as expressly set forth herein) any rights or obligations of any of the parties under the Stock Purchase Agreement.

9. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which will be deemed to be an original but all of which together will constitute but one instrument.


                  [remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.

                    FHP International Corporation,
                    a Delaware corporation


                    By:  /s/ Burke F. Gumbiner
                         ------------------------------
                         Burke F. Gumbiner
                         Senior Vice President


                    Talbert Medical Management Corporation,
                    a Delaware corporation


                    By:  /s/ Michael A. Montevideo
                         ------------------------------
                    Name:  Michael A. Montevideo
                    Title: Assistant Treasurer


                    Talbert Health Services Corporation,
                    a Delaware corporation


                    By:  /s/ Michael A. Montevideo
                         ------------------------------
                    Name:  Michael A. Montevideo
                    Title: Assistant Treasurer


                    Talbert Medical Management Holdings Corporation a Delaware corporation


                    By:  /s/ Michael A. Montevideo
                         ------------------------------
                    Name:  Michael A. Montevideo
                    Title: Assistant Treasurer

/s/ Kathryn M. Adair                                /s/ Jack D. Massimino
-----------------------------                       ----------------------------
Kathryn M. Adair                                    Jack D. Massimino


/s/ Gloria L. Austin                                /s/ Barbara C. McNutt
-----------------------------                       ----------------------------
Gloria L. Austin                                    Barbara C. McNutt


/s/ Larry L. Georgopolous                           /s/ Westcott W. Price III
-----------------------------                       ----------------------------
Larry L. Georgopolous                               Westcott W. Price III


/s/ Gary E. Goldstein, M.D.                         /s/ Walter R. Stone
-----------------------------                       ----------------------------
Gary E. Goldstein, M.D.                             Walter R. Stone


/s/ Richard D. Jacobs                               /s/ Margaret Van Meter
-----------------------------                       ----------------------------
Richard D. Jacobs                                   Margaret Van Meter


/s/ Kenneth S. Ord                                  /s/ Michael J. Weinstock
-----------------------------                       ----------------------------
Kenneth S. Ord                                      Michael J. Weinstock

               AMENDMENT NO. 4 TO STOCK PURCHASE AGREEMENT

     THIS AMENDMENT TO STOCK PURCHASE AGREEMENT ("Amendment") is made and entered into as of February 14, 1997 by FHP International Corporation, a Delaware corporation ("FHP"), as separate agreements between FHP and each of Westcott W. Price III, Kenneth S. Ord and Michael J. Weinstock (each an "Executive"), with reference to the following facts:

     A. Each Executive is a party to a separate Employment Agreement with FHP dated as of February 1, 1996 (each, as previously amended, such Executive's "Employment Agreement").

     B. FHP, Talbert Medical Management Corporation and Talbert Health Services Corporation, each a Delaware corporation which is a wholly owned subsidiary of FHP (the "Company" and "THSC," respectively), the Executives, and certain other persons are parties to that certain Stock Purchase Agreement made and entered into as of March 15, 1996, as amended by Amendment No. 1 to Stock Purchase Agreement dated as of May 31, 1996, Amendment No. 2 to Stock Purchase Agreement dated as of September 17, 1996, and Amendment No. 3 to Stock Purchase Agreement dated as of February 14, 1997 (collectively, the "Talbert Stock Purchase Agreement").

     C. FHP, N-T Holdings, Inc., a Delaware corporation ("PacifiCare Holding"), and certain other corporations are parties to that certain Amended and Restated Agreement and Plan of Reorganization dated as of November 11, 1996 (the "Reorganization Agreement"), pursuant to Section 4.15 of which PacifiCare Holding is required to cause the issuance of rights to shareholders of FHP to purchase, directly or indirectly through one or more other corporations formed to facilitate such purchase, all of FHP's interest in TMMC and THSC. In accordance with Section 4.15, the issuance of such rights to purchase stock of Talbert Medical Management Holdings Corporation, a Delaware corporation formed to acquire FHP's interest in TMMC and THSC ("TMMHC"), has been registered under the Securities Act of 1933 (the "Talbert Rights Offering"). TMMC and THSC collectively, and TMMHC if it acquires TMMC and THSC in connection with the Talbert Rights Offering, are referred to herein as "Talbert," and stock of TMMC and THSC, or of TMMHC if the Executives acquire stock of TMMHC pursuant to the Talbert Stock Purchase Agreement, is referred to herein as "Talbert Stock."

     D. FHP and the Executives deem it to be in their mutual best interests to amend the Talbert Stock Purchase Agreement to delete certain restrictions imposed thereby upon stock of Talbert owned by the Executives, provided the Talbert Rights Offering results in the issuance of Talbert Stock to the public.

     NOW, THEREFORE, the parties agree as follows:

     1. DELETION OF PERFORMANCE PURCHASE OPTIONS. Subject to and upon the expiration of seven (7) days following the closing of an issuance of Talbert Stock upon the exercise of rights issued in the Talbert Rights Offering (such closing the "Talbert IPO Closing"), the Talbert Stock Purchase Agreement with respect to each Executive shall be and hereby is amended by deleting the provisions of Section 5.3 thereof (relating to the "Performance Purchase Options" as therein defined).

     2. UPDATING OF PARACHUTE PAYMENT CALCULATIONS. FHP shall cause Deloitte & Touche LLP, as the "Accounting Firm" (as defined in Section 11(b) of the Employment Agreement of each Executive), to make calculations for each Executive, as of the date of the Talbert IPO Closing and assuming effectiveness of the amendment of the Talbert Stock Purchase Agreement pursuant to Section 1 of this Amendment (such calculations as to an Executive, a "Parachute Recalculation"), as to (i) whether a Payment (as defined in Section 11 of his Employment Agreement) or benefit paid or required to be paid to him by FHP is or would be an excess parachute payment within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (an "Excess Parachute Payment"), and (ii) the amount of Talbert Stock (such amount, a "Parachute Adjustment"), if any, that such Executive would have to forfeit pursuant to Section 2(b) below in order to avoid treatment of any such Payment or benefit as an Excess Parachute Payment. With respect to each Executive, the Parachute Recalculation shall be deemed to be determinations required to be made under Section 11 of his Employment Agreement.

     a. NO EXCESS PARACHUTE PAYMENT. If the Parachute Recalculation for an Executive indicates that no Excess Parachute Payment is or has been required to be made by FHP to Executive, then the amendment pursuant to Section 1 of this Amendment shall be deemed to be fully effective.

     b. EXCESS PARACHUTE PAYMENT. If, but for the provision of this Section 2(b), the Parachute Recalculation for an Executive indicates that a Parachute Adjustment is required in order to avoid treatment of a Payment or benefit referred to above as an Excess Parachute Payment to such Executive, then, (i) effective upon the expiration of seven (7) days following the Talbert IPO Closing, such Executive shall be deemed to have forfeited to FHP that number of his shares of Talbert Stock corresponding to the Parachute Adjustment for such Executive (and Executive shall promptly surrender the certificate or certificates for such number of shares to FHP), and (ii) the amendment pursuant to Section 1 hereof shall be deemed to be fully effective as to the balance of shares of Talbert Stock owned by such Executive.

     3. LIMITATION IN THE EVENT OF EXCESS PARACHUTE PAYMENTS. All amounts payable to the Executives for services are intended to be reasonable compensation therefor. Notwithstanding the foregoing, should the Internal Revenue Service determine, or the applicable court if such Internal Revenue Service determination is disputed, that payment to Executive of any amount payable under his Employment Agreement, together with any other amounts that must be included in such determination, will result in the payment to him of an Excess Parachute Payment, then such Executive shall repay to the Company, the minimum amount ("Overpayment") that would have to be repaid such that the Parachute Adjustment with respect to that Executive would be zero. Any forfeiture by such Executive of Talbert Stock pursuant to Section 2(b) hereof shall be treated as such a repayment on the date of forfeiture to the extent of the fair market value of such Talbert Stock as of such date. Any Overpayment shall be treated for all purposes as a loan by FHP to Executive from the date such Overpayment was made in an amount equal to the value of such Overpayment as of such date, which loan Executive shall repay to FHP, together with interest at the applicable federal rate under Section 7872(f)(2)(B) of the Internal Revenue Code of 1986, as amended, within thirty
(30) business days after receipt by

Executive of a final determination by the Internal Revenue Service, or appropriate court as the case may be.

     4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the law of the State of Delaware, without reference to its conflicts of law rules.

     5. NO OTHER AMENDMENTS. The Talbert Stock Purchase Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Except as provided herein, nothing in this Amendment shall waive or modify or be deemed to waive or modify (except as expressly set forth herein) any rights or obligations of any of the parties under the Talbert Stock Purchase Agreement.

     6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall constitute but one instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                         FHP International Corporation,
                                         a Delaware corporation



                                         By:    /s/ Nick Franklin
                                                -----------------------

                                         Name:  Nick Franklin
                                                -----------------------

                                         Title: Senior Vice President
                                                -----------------------


                                         /s/ Westcott W. Price III
                                         ------------------------------
                                         Westcott W. Price III


                                         /s/ Kenneth S. Ord
                                         ------------------------------
                                         Kenneth S. Ord


                                         /s/ Michael J. Weinstock
                                         ------------------------------
                                         Michael J. Weinstock

     The undersigned parties to the Talbert Stock Purchase Agreement consent to the foregoing Amendment.

                                         Talbert Medical Management Corporation
                                         a Delaware corporation



                                         By:    /s/ Jack Massimino
                                                -----------------------

                                         Name:  Jack Massimino
                                                -----------------------

                                         Title: President and CEO
                                                -----------------------




                                         Talbert Health Services Corporation
                                         a Delaware corporation



                                         By:    /s/ Jack Massimino
                                                -----------------------

                                         Name:  Jack Massimino
                                                -----------------------

                                         Title: President and CEO
                                                -----------------------


                                          /s/ Kathryn M. Adair
                                         ------------------------------
                                          Kathryn M. Adair


                                          /s/ Gloria Austin
                                         ------------------------------
                                          Gloria L. Austin

                                          /s/ Larry L. Georgopolous
                                         ------------------------------
                                         Larry L. Georgopolous


                                          /s/ Richard D. Jacobs
                                         ------------------------------
                                         Richard D. Jacobs


                                          /s/ Jack D. Massimino
                                         ------------------------------
                                         Jack D. Massimino


                                          /s/ Barbara C. McNutt
                                         ------------------------------
                                         Barbara C. McNutt



                                         ------------------------------
                                         Walter R. Stone